UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HighPeak Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED [●], 2023

HIGHPEAK ENERGY, INC.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

April           , 2023

Dear Stockholders of HighPeak Energy, Inc.,

On behalf of the Board of Directors of HighPeak Energy, Inc. (the “Company” or “HighPeak”), we are pleased to invite you to our 2023 Annual Meeting of Stockholders, to be held at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 on June 1, 2023 at 10:00 a.m., Central Time.

The accompanying proxy materials, including the accompanying proxy statement and proxy card are being distributed and made available to our stockholders of record as of the close of business on April 6, 2023. The accompanying proxy materials provide the information necessary for our stockholders to submit their votes for each of the Company’s proposals.

Your vote is very important to us. We encourage you to sign and return your proxy card and/or vote by telephone or electronically over the internet following the instructions on the Notice of Annual Meeting of Stockholders as soon as possible to ensure your shares will be represented and voted at the meeting.

On behalf of the Board of Directors, we express our appreciation for your support of HighPeak.

Sincerely,

Jack Hightower
Chairman and Chief Executive Officer

HIGHPEAK ENERGY, INC.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. CENTRAL TIME ON JUNE 1, 2023

PROXY STATEMENT

To the Stockholders of HighPeak Energy, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders of HighPeak Energy, Inc. (the “Company,” “HighPeak,” “HighPeak Energy,” “we,” “us” or “our”) will be held on June 1, 2023, at 10:00 a.m., Central Time (the “Annual Meeting”) at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

The Annual Meeting is being held for the following purposes:

1.

To elect the three Class C director nominees named in this proxy statement to the Company’s Board of Directors, each of whom will hold office until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until the earlier of death, resignation or removal;

2.

Adopt and approve the Second Amended & Restated Certificate of Incorporation of HighPeak Energy to adopt limitations on the liability of the officers of the Company similar to those that already exist for directors as further described in Proposal TWO;

3.	To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

All stockholders of record at the close of business on April 6, 2023 (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES BY INTERNET, TELEPHONE, OR BY SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING, YOU MAY STILL VOTE YOUR SHARES AT THE ANNUAL MEETING, EVEN THOUGH YOU HAVE PREVIOUSLY VOTED OR RETURNED YOUR PROXY BY ANY OF THE METHODS DESCRIBED IN OUR PROXY STATEMENT. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, PLEASE REFER TO THE MATERIALS PROVIDED BY YOUR BANK OR BROKER FOR VOTING INSTRUCTIONS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS OF HIGHPEAK ENERGY TO BE HELD AT 10:00 A.M., CENTRAL TIME, ON JUNE 1, 2023 AT 421 W. 3RD STREET, SUITE 1000, FORT WORTH, TEXAS 76102. This Notice of the 2023 Annual Meeting of Stockholders (“Notice”) as well as the accompanying proxy statement and proxy card are available at https://www.cstproxy.com/highpeakenergy/2023.

ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors,

Jack Hightower
Chairman and Chief Executive Officer

Fort Worth, Texas

April         , 2023

HIGHPEAK ENERGY, INC.

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
PROPOSAL ONE—ELECTION OF DIRECTORS	4
DIRECTORS AND SECTION 16 OFFICERS	5
MEETINGS AND COMMITTEES OF DIRECTORS	11
EXECUTIVE COMPENSATION	13
DIRECTOR COMPENSATION	19
EQUITY COMPENSATION PLAN INFORMATION	20
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	20
CORPORATE GOVERNANCE	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	27
PROPOSAL TWO—ADOPTION AND APPROVAL OF THE SECOND AMENDED & RESTATED CERTIFICATE OF INCORPORATION OF HIGHPEAK ENERGY	32
PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
AUDIT COMMITTEE REPORT	35
STOCKHOLDER PROPOSALS	36
AVAILABILITY OF CERTAIN DOCUMENTS	37

APPENDIX A—SECOND AMENDED & RESTATED CERTIFICATE OF INCORPORATION OF HIGHPEAK ENERGY	40

i

HIGHPEAK ENERGY, INC.

421 W. 3RD STREET, SUITE 1000
FORT WORTH, TEXAS 76102

PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors (the “Board of Directors” or the “Board”) of HighPeak Energy, Inc. (the “Company,” “HighPeak,” “HighPeak Energy,” “we,” “us” or “our”) requests your proxy for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held on June 1, 2023, at 10:00 a.m., Central Time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. By granting the proxy, you authorize the persons named on the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

This proxy statement (this “Proxy Statement”) is dated April , 2023 and is first being mailed to our stockholders on or about that date.

ABOUT THE ANNUAL MEETING

Purpose of the Annual Meeting

The purpose of the Annual Meeting is for our stockholders to consider and act upon the proposals described in this Proxy Statement and any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Proposals to be Voted Upon at the Annual Meeting

At the Annual Meeting, our stockholders will be asked to consider and vote upon the following three proposals:

●

Proposal ONE: To elect three Class C director nominees named in this Proxy Statement to the Company’s Board of Directors, each of whom will hold office until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until his or her successor is elected and qualified or until the earlier of death, resignation or removal;

●

Proposal TWO: To adopt and approve the Second Amended & Restated Certificate of Incorporation of HighPeak Energy to adopt limitations on the liability of the officers of the Company similar to those that already exist for directors as further described in Proposal TWO; and

●	Proposal THREE: To ratify the appointment of Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered. As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Recommendation of the Board

The Board recommends that you vote FOR each of the three Class C director nominees to the Board (Proposal ONE); FOR the adoption and approval of the Second Amended & Restated Certificate of Incorporation of HighPeak Energy to adopt limitations on the liability of the officers of the Company similar to those that already exist for directors (Proposal TWO); and FOR the ratification of the appointment of Weaver as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal THREE).

Voting at the Annual Meeting

The Company’s common stock, par value $0.0001 per share (the “Common Stock”), is the only security of HighPeak Energy that entitles holders to vote generally at the annual meetings of the Company’s stockholders. Each share of Common Stock outstanding on April 6, 2023 (the “Record Date”) entitles the holder thereof to one vote at the Annual Meeting. HighPeak Energy’s Common Stock is listed and traded on the Nasdaq Global Market (the “Nasdaq”) under the ticker symbol “HPK.”

If, on the Record Date, you hold shares of our Common Stock that are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the stockholder of record with respect to those shares. Broadridge, Inc. is sending these proxy materials directly to you on our behalf. As a stockholder of record, you may vote at the Annual Meeting or by proxy by signing and submitting your proxy card or by submitting your vote by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by way of telephone or by completing and returning the proxy card. If you submit a proxy but do not give voting instructions as to how your shares of Common Stock should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board as stated in this Proxy Statement. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by: (1) delivering a written notice of revocation addressed to HighPeak Energy, Inc., Attn: Chief Financial Officer, 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, (2) a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and voting. Your last vote or proxy will be the vote or proxy that is counted. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote or specifically so request at the Annual Meeting.

If, on the Record Date, you hold shares of our Common Stock in an account with a brokerage firm, bank or other nominee, then you are a beneficial owner of the shares and hold such shares in “street name,” and these proxy materials will be forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in their account, and the nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. The brokerage firm, bank or nominee that holds your shares, however, is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless a legal proxy from your broker, bank or other nominee confirming your beneficial ownership of the shares as of the Record Date is obtained. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the voting instructions provided to you to ensure that your vote is counted.

If you are a beneficial owner and do not vote, and your broker, bank or other nominee does not have discretionary power to vote your shares, your shares may constitute “broker non-votes.” Broker non-votes occur when shares held by a broker, bank or other nominee for a beneficial owner are not voted with respect to a particular proposal and generally occur because the broker, bank or other nominee (1) does not receive voting instructions from the beneficial owner, and (2) lacks discretionary authority to vote the shares. Brokers, banks and other nominees have discretionary authority to vote on ratification of our independent registered public accounting firm for clients who have not provided voting instructions. However, without voting instructions from their clients, they cannot vote on “non-routine” proposals, including the election of directors and the adoption and approval of the Second Amended & Restated Certificate of Incorporation of HighPeak Energy as further described in Proposal TWO. Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting.

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. If you receive more than one Notice of 2023 Annual Meeting of Stockholders (“Notice”), it is because your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice received to ensure that all your shares are voted.

A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our offices located at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, for a period of ten days prior to the date of our Annual Meeting. The list will also be available for review during the Annual Meeting.

Quorum Requirement for the Annual Meeting

The presence at the Annual Meeting of the persons holding a majority of our shares of Common Stock outstanding on the Record Date and entitled to vote thereat will constitute a quorum, permitting us to conduct our business at the Annual Meeting. On the Record Date, there were [113,177,011] shares of Common Stock outstanding, held by approximately [19] stockholders of record, which does not include stockholders whose shares are held in “street name.” Abstentions (i.e., if you or your broker, bank or other nominee mark “ABSTAIN” on a proxy or voting instruction form, or if a stockholder of record attends the Annual Meeting but does not vote (either before or during the Annual Meeting)) and broker non-votes will be considered to be shares present at the Annual Meeting for purposes of a quorum.

Required Votes

Election of Directors. Each director will be elected by the vote of the plurality of the votes validly cast on the election of directors at the Annual Meeting. Broker non-votes are not taken into account in determining the outcome of the election of director nominees. A ballot for a nominee that is marked WITHHOLD will not be counted as a vote cast.

Amendment and Restatement of the First Amended & Restated Certificate of Incorporation of HighPeak Energy. Approval of the proposal to adopt and approve the Second Amended & Restated Certificate of Incorporation of HighPeak Energy (the “A&R Charter”) to amend and restate our current First Amended & Restated Certificate of Incorporation (“Charter”) to adopt limitations on the liability of the officers of the Company similar to those that already exist for directors requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Broker non-votes and abstentions will have the effect of a vote against this proposal.

Ratification of our Independent Registered Public Accounting Firm. Approval of the proposal to ratify our Audit Committee of the Board’s appointment of Weaver as our independent registered public accounting firm for the fiscal year ending December 31, 2023, requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. An abstention will have the effect of a vote against this proposal. Because record holders have discretion to vote your shares on this proposal, there will be no broker non-votes.

Solicitation of Proxies

Solicitation of proxies may be made via the internet, mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of our Common Stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained Continental to provide various services relating to the tabulation of votes, for an aggregate fee of approximately $6,250. The Company will bear all costs of solicitation.

Default Voting

A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly execute and submit a proxy, but do not provide any voting instructions, your shares will be voted (i) FOR each of the three Class C director nominees listed in Proposal ONE, (ii) FOR the adoption and approval of the A&R Charter to adopt limitations on the liability of the officers of the Company similar to those that already exist for directors as further described in Proposal TWO and (iii) FOR the ratification of our independent registered public accounting firm for the year ending December 31, 2023 in Proposal THREE.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board of Directors has nominated the following individuals for election as Class C directors of the Company’s Board of Directors, to serve until the 2026 Annual Meeting, and until his or her successor is elected and qualified or until the earlier of death, resignation or removal:

Jack Hightower
Michael H. Gustin

Larry C. Oldham

Each of the above individuals is currently serving as a director of the Company. Biographical information for each nominee is contained in the “Directors and Section 16 Officers” section below.

The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a director nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the persons acting under the proxy will vote for the election of a substitute director nominee that the Board of Directors recommends.

Vote Required

The election of the three Class C director nominees in this Proposal ONE requires the affirmative vote of a plurality of the votes validly cast at the election. A vote to WITHHOLD will not be counted as a vote cast. Broker non-votes will not have any effect on the outcome of voting on director elections.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote FOR the election of each of the Class C director nominees.

DIRECTORS AND SECTION 16 OFFICERS

The Company’s Board of Directors currently consists of seven members, and if the stockholders elect each of the director nominees to the Board as set forth in “Proposal One—Election of Directors” above, the Board will continue to consist of seven members. Each year, certain directors stand for re-election as their terms of office expire. Presented below is biographical information about each of the Company’s Section 16 officers, directors and director nominees.

After the Annual Meeting, assuming the stockholders elect the director nominees to the Board of Directors as set forth in “Proposal One—Election of Directors” above, the Board of Directors of the Company will be, and the Section 16 officers of the Company are:

Name	Age	Position with the Company
Jack Hightower(2)(3)(4)	74	Chairman of the Board and Chief Executive Officer
Michael L. Hollis(2)(3)(4)	47	President and Director
Rodney L. Woodard	67	Chief Operating Officer
Steven W. Tholen	72	Chief Financial Officer
Keith Forbes	60	Vice President and Chief Accounting Officer
Jay M. Chernosky(1)(3)	63	Director
Keith A. Covington(1)(2)(4)	59	Director
Sharon F. Fulgham(2)(4)	45	Director
Michael H. Gustin(3)	72	Director
Larry C. Oldham(1)	69	Director

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating & Governance Committee.

(4) Member of the ESG Committee.

Jack Hightower has served as our Chairman of the Board and Chief Executive Officer (“CEO”) since 2019. Prior to the HighPeak business combination (the “HighPeak business combination” or, the “business combination”), Mr. Hightower served as Chairman of the board of directors, CEO and President of Pure Acquisition Corp. (“Pure”) since its incorporation in November of 2017. Mr. Hightower has over 50 years of experience in the oil and gas industry managing multiple exploration and production (“E&P”) platforms. Mr. Hightower currently serves as the Chairman of the board of directors and CEO of the general partners of funds affiliated with the Company and HighPeak Energy Partners, LP and HighPeak Energy Partners II, LP (the “HighPeak Funds”), a position held since 2014. Mr. Hightower served as Chairman, President and CEO of Bluestem Energy Partners, LP (“Bluestem”) from 2011 to 2013. Prior to forming Bluestem, Mr. Hightower served as Chairman, President, and CEO of Celero Energy II, LP (“Celero II”) from 2006 to 2009 and as Chairman, President and CEO of Celero Energy, LP (“Celero”) from 2004 to 2005. Prior to forming Celero, Mr. Hightower served as Chairman, President and CEO of Pure Resources, Inc. (“Pure Resources”) (NYSE: PRS), which became the 11th largest publicly traded independent E&P company in North America. In October 2002, Unocal tendered for the Pure Resources shares it did not already own. In March 1995, Mr. Hightower founded Titan (Nasdaq: TEXP), the predecessor to Pure Resources, and served as Chairman, President and CEO. Prior to founding Titan, Mr. Hightower served as Chairman, President and CEO of Enertex Inc., the general partner and operator of record for several oil and gas partnerships from 1991 to 1994. Mr. Hightower graduated from Texas Tech University in 1970 with Bachelor of Business Administration degrees in Administrative Finance and Money, Banking & Investments.

Mr. Hightower was elected as a Class C director, to serve until the 2023 Annual Meeting of Stockholders of HighPeak Energy, or until his earlier death or resignation. We believe Jack Hightower is well-qualified to serve as a member of the Board of HighPeak Energy due to his executive leadership and industry experience.

Michael L. Hollis, our director nominee, has served as our President and as a member of our Board since August 2020. Prior to the HighPeak business combination, Mr. Hollis served as Pure’s President from December 2019 until August 2020. Prior to joining Pure, Mr. Hollis served as President and Chief Operating Officer (“COO”) of Diamondback Energy, Inc. (“Diamondback”) (Nasdaq: FANG), a Permian focused oil and gas producer, from January 2017 through September 2019, prior to which he served as COO since 2015 and Vice President of Drilling. Since 2011, Mr. Hollis also served on the board of directors for Diamondback as well as on the board of directors of Viper Energy Partners LP (Nasdaq: VNOM). Prior to his positions at Diamondback, Mr. Hollis was a Drilling Manager at Chesapeake Energy Corporation and also held roles of increasing responsibility in production, completions and drilling engineering at ConocoPhillips and Burlington Resources Inc. Mr. Hollis has over 20 years of oil and gas experience and graduated from Louisiana State University in 1998 with a Bachelor of Science in Chemical Engineering.

Mr. Hollis was elected as a Class B director, to serve until the 2025 Annual Meeting of Stockholders of HighPeak Energy, or until his earlier death or resignation. We believe that Mr. Hollis’ over twenty (20) years of experience and knowledge in the oil and natural gas industry, experience as an officer and director of a public oil and gas company and his recent operating experience in the Permian Basin make him well-qualified to serve as a member of the Board of HighPeak Energy.

Rodney L. Woodard has served as our Chief Operating Officer since August 2020. Prior to the HighPeak business combination, Mr. Woodard served as Pure’s COO and served as a director of Pure’s board of directors since its inception in November 2017 and as HighPeak Energy’s COO since its inception in October 2019. Mr. Woodard has over 40 years of experience in the oil and gas industry as a CEO, COO, and leader of Engineering and Operations of numerous E&P companies. Mr. Woodard has served as the Executive Vice President & COO for the HighPeak Funds from 2017 to the present. From 2016 to 2017, Mr. Woodard presented portfolio company investment proposals to acquire and develop oil and gas assets in the Permian Basin to several private equity firms. Mr. Woodard served as the President and COO of Atlantic Resources Co., LLC (“Atlantic”) from 2015 to 2016. Prior to Atlantic, Mr. Woodard served as CEO and COO of Celero II, a Natural Gas Partners portfolio company, with operations principally in the Permian Basin from 2006 to 2015. Prior to Celero II, Mr. Woodard served as Executive Vice President and COO of Celero, a Quantum Energy Partners portfolio company from 2004 to 2006. From 2002 to 2004, Mr. Woodard was Vice President of Reserves and Evaluations with Pure Resources (NYSE: PRS) and was a co-founder of its predecessor, Titan Exploration (Nasdaq: TEXP). From 1986 to 1995, Mr. Woodard held various positions of increasing responsibility at Selma International Investments Ltd. From 1979 to 1986, Mr. Woodard held various positions at Delta Drilling Company, obtaining the position of Division Manager for West Texas. Mr. Woodard held various positions at Amoco Production Company from 1977 to 1979. Mr. Woodard graduated from The Pennsylvania State University in 1977 with a Bachelor of Science degree in Mechanical Engineering.

Steven W. Tholen has served as our Chief Financial Officer (“CFO”) since HighPeak Energy’s inception in October 2019 and is a Corporate Finance Executive with over 30 years of experience in building, leading and advising corporations through complex restructurings, purchase and sales transactions, and capital market transactions. Mr. Tholen has served as the CFO for the HighPeak Funds since 2014. Previously, Mr. Tholen served as co-founder and Executive Vice President – Finance of Fieldco Construction Services, Inc., which provided oilfield construction services to clients throughout East Texas & Western Louisiana, from 2011 to 2014. From 2009 to 2013, Mr. Tholen served as founder and President of SDL&T Energy Partners, a source of equity & debt financing to fund energy companies and energy projects worldwide. From 2001 to 2008, Mr. Tholen was Senior Vice President & CFO of Harvest Natural Resources, Inc., an E&P company with properties in the United States, Venezuela, Indonesia, Gabon, and Russia. From 1995 to 2000, Mr. Tholen served as Vice President and CFO of Penn Virginia Corporation, an independent natural gas and oil company. From 1990 to 1995, Mr. Tholen was Treasurer/Manager of Business Administration of Cabot Oil & Gas Corporation, a North American independent natural gas producer. Mr. Tholen graduated from St. John’s University with a Bachelor of Science degree in Physics in 1971 and earned his Master of Business Administration in Finance from The University of Denver, Daniels School of Business in 1979.

Keith Forbes has served as our Vice President and Chief Accounting Officer (“CAO”) since November 2020 and previously served as our Vice President and Controller from our inception in October 2019 until November 2020. Mr. Forbes has over 30 years of experience in various field and corporate accounting functions and business organization functions for large, geographically diverse public companies. Before his appointment as CAO to HighPeak Energy, Mr. Forbes served as Vice President and Controller of the HighPeak Funds since 2017. Mr. Forbes additionally served as Director—Business Optimization at Quicksilver Resources Inc. from December 2015 through April 2016, and as Assistant Controller—Operations and Revenue at Quicksilver Resources Inc. from June 2012 through November 2015. Mr. Forbes is a certified public accountant in Texas. Mr. Forbes graduated from Pittsburg State University with a Bachelor of Business Administrations degree in Accounting in 1985.

Jay M. Chernosky has served on our Board since August 2020 and is currently a Principal of Travis Energy Partners LP since 2019, Jayco Holdings I, LP since 2005, Jayco Holdings II, LP since 2010, Jayco Holdings LLC since 2005, Bertrand Properties LP and Bertrand Properties, Inc. since 2000, Vargas Properties LP since 2022, which are private family-owned real estate and energy investment entities. Mr. Chernosky was previously a Managing Director of the Energy & Power Corporate & Investment Banking group at Wells Fargo Securities from 2009 until his retirement in 2019. Mr. Chernosky joined Wells Fargo’s predecessor firm Wachovia Securities (formerly First Union) in 1993 as a co-founder of the energy practice. Prior to joining Wells Fargo Securities, Mr. Chernosky worked in various capacities in the Energy Division of First City, Texas - Houston for 10 years. During his career, Mr. Chernosky was charged with developing strategic and financial ideas and solutions for relationships he managed for the bank and was also responsible for the origination and execution of public and private capital markets activities, including equities, bonds, convertibles, private placements, loan syndications and merger and acquisition advisory services. During this time, Mr. Chernosky’s primary focus was on the upstream sector of the oil and gas industry.

Currently, Mr. Chernosky serves on the board of directors of Colt Midstream LLC, a private gas gathering and processing company focused in the Fort Worth Basin of Texas since 2019. Mr. Chernosky also serves on the regional board of directors of OneGoal Houston, a non-profit organization geared to increase the success rate of college admission and graduation for youth attending high school in low-income districts since 2012. In addition, Mr. Chernosky serves on the Endowment Board of the Christian Community Service Center since 2010.

Mr. Chernosky has previously served on the board of directors and is an active member of the Houston Producers’ Forum, the Houston Energy Finance Group and the regional board of the Independent Petroleum Association of America. Mr. Chernosky graduated from The University of Texas at Austin with a Bachelor of Business Administration in 1981 and received a Master of Business Administration from the University of Houston in 1983. Mr. Chernosky is also a graduate of the Southwestern Graduate School of Banking at Southern Methodist University in 1993.

Mr. Chernosky was elected as a Class A director, to serve until the 2024 Annual Meeting of Stockholders of HighPeak Energy, or until his earlier death or resignation. Based on Mr. Chernosky’s prior experience in the oil and natural gas industry, his broad experience in energy investment banking, capital markets and merger and acquisition advisory services, and his previous board experience, Mr. Chernosky is well-qualified to serve as a member of the Board of HighPeak Energy.

Keith A. Covington, our director nominee, has served on our Board since August 2020 and is an active real estate investor specializing in residential properties in southern California for the past 27 years, most recently serving as a General Partner for Magnolia Partners since 2002.

Mr. Covington is an independent director on the board of directors of Gores Holdings IX, Inc. (Nasdaq: GHIX) (a Special Purpose Acquisition Company (“SPAC”)), and a member of both its audit and compensation committees since its January 2022 IPO for $525 million, which will target acquisitions in any industry or sector and will have an operational focus. Mr. Covington was an independent director on the board of directors of Gores Holdings VII, Inc., a SPAC, and a member of both its audit and compensation committees since its February 2021 IPO for $550 million, which was liquidated to stockholders at par in December 2022.

Mr. Covington was a founding board member of Pure Resources, an energy company engaged in the exploration and development of oil and gas properties which had a market capitalization of over $1 billion and served such directorship from 2000 to 2002. As an independent director for over two years, Mr. Covington served as chairman of the audit committee and member of the compensation committee of Pure Resources and was a co-member of the special committee responsible for evaluating, negotiating and recommending on behalf of company shareholders the acquisition of Pure Resources to Unocal Corporation (acquired by Chevron Corporation) in October 2002.

Mr. Covington served in various capacities over 11 years at Davis Companies from 1991 to 2002, where he was Vice President and earlier served as Principal of Stone Canyon Venture Partners, LLC. Mr. Covington’s tenure included responsibility in the real estate and private equity/venture capital groups within the organization. Investment and operational experience within these areas included investments in trophy commercial and mixed-use real estate assets, gaming ventures, a chain of upscale health clubs, resort properties and hotels, a restaurant and a technology company. His responsibilities included extensive independent due diligence for potential acquisitions, financial analysis and comprehensive asset management for equity investments in real estate assets and operating companies valued at over $10 billion. Prior professional experience includes Janss Corporation, a Santa Monica, CA real estate developer where he was responsible for due diligence and financial structuring and leasing of residential and commercial real estate projects from 1989 to 1990. Mr. Covington started his career as a Financial Analyst at PaineWebber Group Inc. (UBS Investment Bank) in New York with experience in real estate investment banking transactions including sale/leasebacks and the firm’s largest initial public offering and real estate master limited partnership from 1985 to 1987. Mr. Covington received his Master of Business Administration from the Stanford Graduate School of Business and earned a Bachelor of Arts cum laude in Economics from Claremont McKenna College. Mr. Covington maintains a California real estate broker’s license and has maintained board governance expertise through participation in KPMG’s Audit Committee Institute. Mr. Covington has previously served as Chief Financial Officer for the El Segundo Senior Housing Board for over five years.

Mr. Covington was elected as a Class B director, to serve until the 2025 Annual Meeting of Stockholders of HighPeak Energy, or until his earlier death or resignation. Based on Mr. Covington’s prior board experience in the oil and natural gas industry and broad experience in significant financial transactions, Mr. Covington is well-qualified to serve as a member of the Board of HighPeak Energy.

Sharon F. Fulgham has served on our Board since August 2020 and is currently a partner of the Fulgham Hampton Law Group since August 2017. Ms. Fulgham has also been associated with Carlisle Title since December 2016 and has been their corporate attorney since November 2019. Prior to working at Fulgham Law Firm, P.C., Ms. Fulgham was a partner at Kelly Hart & Hallman from January 2016 to November 2016 and an associate at Kelly Hart & Hallman from 2009 to 2016. During her legal career, Ms. Fulgham has represented numerous public and private companies in litigation matters including commercial and employment disputes. Specifically, she has extensive experience representing companies in the oil and gas sector, as well as experience in the title industry preparing title documents for real estate closings and instruction to brokers and realtors.

Over the past decade, Ms. Fulgham has served the Fort Worth community extensively through the Junior League of Fort Worth, Inc. (the “Junior League”), a charitable nonprofit organization of women committed to promoting volunteerism, developing the potential of women and improving communities, both as a community volunteer and in leadership roles within the organization. She served as Vice President of Administration and sat on the board of directors from 2015 to 2016. Ms. Fulgham is currently a sustaining member and served on the Junior League’s Legal Committee from 2019 to 2022. Ms. Fulgham is also involved in the Young Men’s Service League, a national nonprofit made up of mothers and their teenage sone who volunteer together to serve their local communities, and has served on the board of directors for the local chapter since 2021. Ms. Fulgham graduated cum laude from Texas Christian University with a Bachelor of Science in Biology in 2000 and went on to obtain her Juris Doctorate from the University of Houston in 2004.

Ms. Fulgham was elected as a Class A director, to serve until the 2024 Annual Meeting of Stockholders of HighPeak Energy, or until her earlier death or resignation. Based on Ms. Fulgham’s prior experience representing companies in the oil and natural gas sector and previous board experience, Ms. Fulgham is well-qualified to serve as a member of the Board of HighPeak Energy.

Michael H. Gustin has served on our Board since August 2020 and is currently the CEO of Pilot Exploration, Inc., a position he has held since 2016. He is also currently co-founder and Chief Executive Officer of PilotPure, Inc., a business that is concentrated on developing new, innovative and proprietary technology for the remediation of produced water in the Permian Basin.

Mr. Gustin is a seasoned professional within the oil and gas industry, with more than 50 years of diversified experience. From 1999 to 2015, Mr. Gustin held various positions in senior management playing vital roles in developing Geoscience International, Inc., Skidmore Energy, Inc., Lone Star Energy, Cs Solutions, Inc. and Vapor Solutions Inc. Mr. Gustin has also served as president of Crew Energy, Vertex International, Inc., Great Western Natural Resources, Inc. and Defiance Offshore International over the course of 1985 to 1999, and was responsible for the management of eight land rotary rigs and design and construction of an offshore drilling barge in Long Beach, California during this period. These companies conducted various oil and gas exploration, development and drilling (onshore and offshore) and other related activities both in the United States and foreign countries.

From 1981 to 1986, he formed the Thor group of companies, which for 20 years was involved in the funding of Research and Development projects relating to cost effective “pre-seismic” alternate methods of integrated exploration techniques.

Mr. Gustin has earlier experience working for Readings & Bates and Zapata, both in the United States and abroad in their onshore and offshore drilling activities. At Reading & Bates, he ultimately reached a position as a technical training specialist emphasizing subsea well control and drilling technology. Mr. Gustin has worked in eight (8) countries (drilling onshore and offshore) in the North Sea, Adriatic Sea, Persian Gulf, Mediterranean Sea, Offshore Morocco, Atlantic Ocean, Egypt, Sahara Desert (Algeria), Atlas Mountains N.A., Canada, five (5) states in the United States, and offshore in the Gulf of Mexico. Mr. Gustin co-founded Win For Life Foundation, now known as Anchors For Life Foundation (“AFLF”), a non-profit organization, in 1992 and is still currently active with this group (www.anchorsforlifefoundation.org). AFLF has trained more than 6,000 teachers involving a unique curriculum and is presently effecting more than 50,000 students. Mr. Gustin graduated from the University of Houston in 1976 with a degree in social sciences.

Mr. Gustin was elected as a Class C director, to serve until the 2023 Annual Meeting of Stockholders of HighPeak Energy, or until his earlier death or resignation. We believe Mr. Gustin’s broad experience in operations throughout the oil and gas industry and his extensive entrepreneurial experience makes him well-qualified to serve as a member of the Board of HighPeak Energy.

Larry C. Oldham has served on our Board since August 2020 and currently serves as a Manager and Advisor of Gateway Royalty VI LLC (“Gateway VI”) since 2022. Gateway VI is the sixth entity of the Gateway Royalty companies, which were founded by Mr. Oldham’s son and have been successful in acquiring oil and gas minerals and royalties in the Utica Shale since 2012. Mr. Oldham is also a Manager of Gateway Royalty III LLC since 2016, Gateway Royalty IV LLC since 2018 and Gateway Royalty V LLC since 2019. In addition, Mr. Oldham has been actively advising Gateway Royalty II LLC and Gateway Royalty I LLC since 2014 and 2012, respectively.

Additionally, Mr. Oldham serves as Manager of Oldham Properties, Ltd. since 1990. Mr. Oldham currently serves as an Operating Partner in Mountain Capital LLC, a private equity firm out of Houston, Texas since 2015 and has served on the board of directors of Saddleback Exploration Inc., a private oil and gas company headquartered in Tulsa, Oklahoma. Mr. Oldham is also a member of the board of directors of the West Texas A&M University Foundation.

In 1979, Mr. Oldham founded Parallel Petroleum Corporation (“Parallel”), an independent energy company headquartered in Midland, Texas, which is engaged in the acquisition, development and production of long-lived oil and gas properties, primarily in the Permian Basin. Parallel completed its initial public offering in 1980 and in December 2009 was acquired by an affiliate of Apollo Global Management, Inc. (formerly known as Apollo Global Management, LLC), which was sold to Samsung C&T Corporation in December of 2011. Prior to the sale to Apollo Global Management, Inc., Mr. Oldham served as Parallel’s President from 1994 to 2009, Chief Executive Officer from 2004 to 2009 and director from 1979 until 2009. During Mr. Oldham’s years at Parallel, some of the most notable property acquisitions were the Fullerton Property in Andrews County, Diamond M Canyon Reef Field in Scurry County and the acquisition of all of Fina’s West Texas assets in July 1999. In 1992, Parallel was an early adopter of 3D seismic and drilled several Canyon Reef discoveries in Howard County, Texas and several discoveries in the Yegua/Frio Trend onshore the Gulf Coast of Texas. In 2005, horizontal drilling was successfully implemented in the Wolfcamp formation in New Mexico and the Barnett Shale in Tarrant County, Texas. In 2014, Parallel drilled the first of several horizontal wells in the Harris Field, which were large producing wells completed with engineered fracs. Parallel was the forerunner of this highly successful completion technique.

Prior to Parallel’s formation, Mr. Oldham was employed by Dorchester Gas Corporation from 1976 to 1979 and KPMG Peat Marwick, LLP from 1975 to 1976. Mr. Oldham earned a Bachelor of Business Administration in Accounting from West Texas State University (now West Texas A&M University) in 1975 and was a 2012 Distinguished Alumni Award recipient. Mr. Oldham is a certified public accountant and is a member of the Permian Basin Landman’s Association and the Permian Basin Producers Association.

Mr. Oldham was elected as a Class C director, to serve until the 2023 Annual Meeting of Stockholders of HighPeak Energy, or until his earlier death or resignation. We believe that Mr. Oldham’s over forty (40) years of experience and knowledge in the oil and natural gas industry, accounting experience, experience and knowledge of the Permian Basin and his experience in the public arena make him well-qualified to serve as a member of the Board of HighPeak Energy.

Family Relationships and Director Designations

There are no family relationships among any of the directors, director nominees and executive officers of HighPeak Energy. Messrs. Hightower, Hollis and Gustin and Ms. Fulgham serve on our Board as designees of the Principal Stockholder Group (as defined below) pursuant to the Stockholders’ Agreement described in the section entitled “Certain Relationships and Related Party Transactions” and a related letter agreement between the Principal Stockholder Group and one of their limited partners, The John Paul DeJoria Family Trust, that provides that as long as the Principal Stockholder Group has the right to nominate at least two directors of the Company under the Stockholders’ Agreement to the Board, The John Paul DeJoria Family Trust will have the right to select one of such directors designated by the Principal Stockholder Group. Mr. Gustin was selected as a director nominee by The John Paul DeJoria Family Trust pursuant to the letter agreement. Other than such arrangements, no arrangements or understandings exist between any director or any person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Board Diversity Matrix

The table below provides certain highlights of the composition of the members of our Board and director nominees as of April , 2023. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April , 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors held seven meetings during 2022. During 2022, our directors attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of the Board of Directors on which each director served other than Mr. Michael H. Gustin. In addition, all seven (7) of our directors attended the 2022 Annual Meeting of Stockholders.

The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the ESG Committee and the Nominating & Governance Committee.

The Board of Directors and the Audit Committee each expect to meet a minimum of four times per calendar year. The Nominating & Governance Committee, Compensation Committee and ESG Committee each expect to meet a minimum of one time per calendar year.

Audit Committee. The members of the Audit Committee are Messrs. Oldham (Chairman), Chernosky and Covington, each of whom are independent as defined in Section 10A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and under the standards set forth by the Nasdaq applicable to members of the Audit Committee. The Audit Committee held five meetings during 2022. Additional information regarding the functions performed by the Audit Committee is set forth in the “Audit Committee Report” included herein and also in the “Audit Committee Charter” that is posted on the Company’s website at www.highpeakenergy.com.

The Audit Committee oversees, reviews, acts and reports on various auditing and accounting matters to the Board of Directors, including: the selection of the Company’s independent registered public accounting firm, the scope of annual audits, fees to be paid to the independent registered accounting firm, the performance of the Company’s independent registered public accounting firm and the Company’s accounting practices. In addition, the Audit Committee oversees the Company’s compliance programs relating to legal and regulatory requirements and is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as the credit risks associated with counterparty exposure.

Compensation Committee. The members of the Compensation Committee are Messrs. Hightower (Chairman), Covington and Hollis and Ms. Fulgham. The Compensation Committee held two meetings during 2022.

Because we are a “controlled company” pursuant to Nasdaq Marketplace Rule 5615(c), we are not required to have a compensation committee that satisfies the requirements of Rule 10C-1 of the Exchange Act. Although not required, the Board of Directors formed the Compensation Committee in 2020 to assist in fulfilling its oversight responsibilities. The Compensation Committee reviews and approves all compensation of directors and executive officers, including salaries, bonuses and compensation plans, policies and programs of the Company and administers all plans of the Company under which shares of our Common Stock may be acquired by directors or executive officers of the Company. The Compensation Committee exercises oversight over all matters of our compensation policy for directors and executive officers as well as the Company as a whole. The Compensation Committee may delegate to any subcommittee it may form the responsibility and authority for any particular matter, as it deems appropriate from time to time under the circumstances. To the extent necessary, the Compensation Committee may delegate the approval of award grants and other transactions and responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee or the Board who are “Non-Employee Directors” for the purposes of Rule 16b-3 of the Exchange Act. Additional information regarding the functions performed by the Compensation Committee is set forth in the “Compensation Committee Charter” that is posted on the Company’s website at www.highpeakenergy.com.

Because we are a “controlled company,” within the meaning of the Nasdaq Marketplace Rules we are not required to, and do not currently expect to, have a Compensation Committee comprised entirely of independent directors under the standards set forth by the Nasdaq Marketplace Rules applicable to members of the Compensation Committee. If and when we cease to be a “controlled company” within the meaning of the Nasdaq Marketplace Rules, we may be required to make changes to the composition of our Compensation Committee such that it is comprised entirely of independent directors. Our Board of Directors has determined that each of Mr. Covington and Ms. Fulgham qualifies as “independent” under Nasdaq’s additional standards applicable to Compensation Committee members. Messrs. Hightower and Hollis do not qualify as “independent directors” under the Nasdaq Marketplace Rules.

ESG Committee. The members of the Environmental, Social and Governance (“ESG”) Committee are Ms. Fulgham (Chairwoman) and Messrs. Covington, Hightower and Hollis. The ESG Committee held one meeting during 2022. The ESG Committee is responsible for overseeing the Company’s policies and performance related to its environmental, social and corporate responsibilities and the preparation of the Company’s ESG-related communications, including any annual sustainability reports. In addition, the ESG Committee continually monitors potential climate-related risks that could impact the Company, including market conditions, access to capital markets, supply chain disruptions and evolving climate change laws, regulations and policies. Additional information regarding the functions performed by the ESG Committee is set forth in the “ESG Committee Charter” that is posted on the Company’s website at www.highpeakenergy.com.

Nominating & Governance Committee. The members of the Nominating & Governance Committee are Messrs. Hightower (Chairman), Chernosky, Gustin and Hollis. The Nominating & Governance Committee held three meetings during 2022. The Nominating & Governance Committee is responsible for overseeing the Company’s policies and programs related to corporate governance and the annual performance evaluation of the Board, its committees and of management, and for advising and making recommendations to the Board regarding director nominations, director independence, Board and Committee structure and succession planning. Additional information regarding the functions performed by the Nominating & Governance Committee is set forth in the “Nominating & Governance Committee Charter” that is posted on the Company’s website at www.highpeakenergy.com.

Because we are a “controlled company” pursuant to Nasdaq Marketplace Rule 5615(c), we are not required to have a nominating and governance committee that is composed entirely of independent directors. Although not required, the Board of Directors formed the Nominating & Governance Committee in 2020 to assist in fulfilling its oversight responsibilities. The Nominating & Governance Committee advises the Board regarding recommendations for appropriate governance practices, identifies individuals qualified to become members of the Board and recommendations for director nominees for election at annual meetings. If and when we cease to be a “controlled company” within the meaning of the Nasdaq Marketplace Rules, we may be required to make changes to the composition of our Nominating & Governance Committee such that it is comprised entirely of independent directors under the standards set forth by the Nasdaq Marketplace Rules applicable to members of the Nominating & Governance Committee. Messrs. Hightower, Gustin, and Hollis do not qualify as “independent directors” under the Nasdaq Marketplace Rules.

EXECUTIVE COMPENSATION

Prior to the HighPeak business combination, no executive officer received any cash compensation for services rendered to us. Following the HighPeak business combination, HighPeak Energy Employees, Inc., a Delaware corporation (“HighPeak Employer”), became a wholly owned subsidiary of the Company and employs our executive officers. Effective as of the HighPeak business combination, we began compensating our executive officers and employees through HighPeak Employer. Because we did not employ any employees prior to the HighPeak business combination, there is no compensation to report for the portion of the 2020 fiscal year prior to the HighPeak business combination. Consequently, the disclosures below report the compensation of our named executive officers (i) for fiscal year 2020, the period beginning on the closing of the HighPeak business combination and ending on December 31, 2020 and (ii) for fiscal years 2021 and 2022, the full fiscal year.

We are currently considered an “emerging growth company” for purposes of the U.S. Securities and Exchange Commission’s (the “SEC”) executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend only to the individuals serving as our Chief Executive Officer, and our two other most highly compensated executive officers. For the fiscal year ended December 31, 2022, our “Named Executive Officers” were:

●	Jack Hightower, Chief Executive Officer;

●	Michael L. Hollis, President; and

●	Rodney L. Woodard, Chief Operating Officer.

2022 Summary Compensation Table

The following table summarizes the compensation awarded to, earned by or paid to our Named Executive Officers for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jack Hightower,
Chief Executive Officer	2022	$1,333,333	$20,000	$8,060,705	$—	$651,675	$10,065,713
	2021	$737,500	$650,000	$934,360	$19,895,780	$755,787	$22,973,427
	2020	$190,083	—	$11,609,315	—	$3,667	$11,803,065
Michael L. Hollis,
President	2022	$929,026	$20,000	$2,518,413	$—	$196,809	$3,664,248
	2021	$615,818	$562,500	$205,450	$1,651,400	$111,392	$3,146,560
	2020	$173,485	—	$2,575,001	—	$5,000	$2,753,486
Rodney L. Woodard,
Chief Operating Officer	2022	$450,000	$20,000	$870,130	$—	$108,758	$1,448,888
	2021	$376,667	$160,000	$105,660	$—	$65,767	$708,094
	2020	$124,909	—	$1,339,000	$—	$3,600	$1,467,509

(1)

Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of stock option awards made to each Named Executive Officer during the applicable fiscal year under the LTIP. Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures. For additional information regarding the assumptions underlying this calculation, please see Note 9 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2022 (our “Annual Report on Form 10-K”).

(2)

Amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock awards made to each of Messrs. Hightower and Hollis in respect of their service during fiscal year 2021 under the LTIP. Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures. For additional information regarding the assumptions underlying this calculation, please see Note 9 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K.

(3)

Amounts reported in the “All Other Compensation” column reflect the following amounts for fiscal year 2022: (i) Company contributions to the Named Executive Officers’ 401(k) plan retirement accounts equal to $12,200 for each Named Executive Officer and (ii) distributions paid in respect of dividend equivalent rights associated with vested stock options equal to $639,475 for Mr. Hightower, $184,609 for Mr. Hollis and $96,558 for Mr. Woodard.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have not entered into any employment, severance, change in control or similar agreements with any of our Named Executive Officers. However, during 2021, the Board approved discretionary change in control severance payments for all employees of the Company (the “Change in Control Severance Payments”).  The anticipated payments or benefits to which the Named Executive Officers would be entitled under the Change in Control Severance Payments and the treatment of option awards and stock awards upon the termination of a Named Executive Officer’s employment or a Change in Control (as defined below) is described in more detail below under the section titled “—Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control.”

Base Salary

Each Named Executive Officer’s base salary is a fixed component of annual compensation for performing specific job duties and functions. The annual base salary rate for each of the Named Executive Officers was established at levels commensurate with historical compensation with any adjustments deemed necessary to attract and retain individuals with superior talent appropriate and relative to their expertise and experience.

Annual Bonus

Annual cash incentive awards are used to motivate and reward our executives. We do not maintain a formal annual cash incentive award plan, instead, such awards are determined on a discretionary basis and are generally based on individual and Company performance. The Named Executive Officers each earned an annual cash incentive award during 2022 in the amounts reported in the “Bonus” column of the Summary Compensation Table above.

Long Term Incentive Compensation

The Company’s stockholders approved the HighPeak Energy Second Amended and Restated Long-Term Incentive Plan (the “LTIP”) to provide certain awards to incentivize and align the interests of members of the Board and members of management with the interests of our stockholders. The LTIP provides for potential grants of stock awards, options, dividend equivalents, cash awards and substitute awards to our employees and service providers, as well as stock awards to our directors. The Board has appointed the Compensation Committee of the Board to administer the LTIP.

The number of shares of Common Stock reserved for issuance with respect to awards under the LTIP (the “Share Pool”) is determined pursuant to a formula. Subject to the LTIP’s adjustment provisions, such formula reserves for delivery under the LTIP a number of shares of the Company’s Common Stock equal to 13% of the Company’s outstanding shares from time to time. Such formula may result in automatic increases to the Share Pool from time to time prior to the expiration of the LTIP. The LTIP provides that 11,907,006 of such shares of Common Stock are available for delivery with respect to incentive stock options. As of December 31, 2022, 14,340,324 shares of our Common Stock have been made available for issuance with respect to awards under the LTIP.

During 2022, we granted the following options to purchase shares of our Common Stock to our Named Executive Officers: on May 4, 2022, 377,500 to Mr. Hightower, 121,500 to Mr. Hollis, and 63,000 to Mr. Woodard and on August 15, 2022, 352,000 to Mr. Hightower, 104,700 to Mr. Hollis and 5,000 to Mr. Woodard. The options granted were fully vested as of the date of grant.

Any unvested options or restricted stock awards held by our Named Executive Officers will accelerate on a Change in Control as described in more detail below under the section titled “—Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control.”

During 2021, we granted the following shares of restricted stock awards to Messrs. Hightower and Hollis in respect of their service during the 2021 fiscal year: 1,385,000 to Mr. Hightower and 115,000 to Mr. Hollis. The restricted stock awards vest in full on the third anniversary of the date of the grant, subject to the Named Executive Officer’s continuous employment through such vesting date. Pursuant to the award agreements, unvested restricted stock awards will accelerate upon a qualifying termination of employment or the occurrence of a Change in Control. See the section below titled “—Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control” for more detailed information.

Other Compensation Elements

We offer participation in broad-based retirement, health and welfare plans to all our employees. We currently maintain a retirement plan intended to provide benefits under section 401(k) of the Internal Revenue Code (the “Code”) where employees, including our Named Executive Officers, may contribute portions of their base compensation to a tax-qualified retirement account. See “—Additional Narrative Disclosure—Retirement Benefits” for more information. In addition, we provide minimal perquisites to our Named Executive Officers, including reimbursements for certain expenses related to cell phone usage.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table reflects information regarding outstanding equity-based stock option awards held by our Named Executive Officers as of December 31, 2022.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares of Stock that Have Not Vested ($)(3)
Jack Hightower	08/24/2020	5,953,495	—	10.00	08/23/2030	—	—
	11/04/2021	164,500	—	14.36	11/03/2031	—	—
	11/04/2021	—	—	—	—	1,385,500	31,686,385
	05/04/2022	377,500	—	29.67	05/03/2032	—
	08/15/2022	352,000	—	19.98	08/14/2032	—

Michael L. Hollis	08/24/2020	1,215,000	—	10.00	08/23/2030	—	—
	11/04/2021	23,334	11,666	14.36	11/03/2031	—	—
	11/04/2021	—	—	—	—	115,000	2,630,050
	05/04/2022	121,500	—	29.67	05/03/2032
	08/15/2022	104,700	—	19.98	08/14/2032

Rodney L. Woodard	08/24/2020	650,000	—	10.00	08/23/2030	—	—
	11/04/2021	12,000	6,000	14.36	11/03/2031	—	—
	05/04/2022	63,000	—	29.67	05/03/2032
	08/15/2022	5,000	—	19.98	08/14/2032

(1)

The option awards reported in these columns granted to Mr. Hightower on August 15, 2022, May 4, 2022, November 4, 2021 and August 24, 2020, respectively, were fully vested as of the date of grant. The option awards reported in these columns granted to Mr. Hollis and Mr. Woodard on August 15, 2022 and May 4, 2022, respectively, were fully vested as of the date of the grant. The option awards reported in these columns granted to Messrs. Hollis and Woodard on November 4, 2021 and August 24, 2020, respectively, are subject to time-based vesting conditions. The options granted to Messrs. Hollis and Woodard on August 24, 2020 and November 4, 2021 vest as follows, subject to each executive’s continuous employment through each such vesting date: one-third on the date of grant, one-third on the first anniversary of the date of grant, and one-third on the second anniversary of the date of grant. The options expire ten years after the date of grant, on August 14, 2032, May 3, 2032, November 3, 2031 and August 22, 2030, respectively. On January 4, 2021, Mr. Hollis exercised 35,000 vested option shares subject to the option award originally granted on August 24, 2020. The treatment of the unvested option awards upon certain termination and change in control events is described below under “—Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control.”

(2)

The restricted stock awards granted to Messrs. Hightower and Hollis on November 4, 2021 are subject to time-based vesting conditions. The restricted stock awards held by Messrs. Hightower and Hollis vest in full on the third anniversary of the date of grant, subject to each executive’s continuous employment through such vesting date. The treatment of these awards upon certain termination and Change in Control events is described below under “—Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control.”

(3)

Amounts reflected in the “Market Value of Shares of Stock That Have Not Vested” column are equal to the number of shares subject to unvested restricted stock awards multiplied by $22.87, the closing price of our Common Stock on December 30, 2022, the last trading day preceding December 31, 2022.

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan or nonqualified deferred compensation plan. We currently maintain a retirement plan intended to provide benefits under section 401(k) of the Code whereby employees, including our Named Executive Officers, may contribute portions of their base compensation to a tax-qualified retirement account. We provide matching contributions equal to 4.0% of the first 4.0% of employees’ eligible compensation contributed to the plan.

Potential Payments Upon Termination or Change in Control

As described above under the section titled “—Narrative Disclosure to the Summary Compensation Table—Employment Agreements,” as of December 31, 2022, we had not entered into any employment, severance, change in control or similar agreements with any of our Named Executive Officers, nor are we otherwise currently responsible for any payment upon the termination of any of our Named Executive Officers. However, during 2021, the Board approved a discretionary change in control payment for Company employees. The following discussion describes the potential payments and benefits that may become payable to our Named Executive Officers pursuant to the Change in Control Severance Payment. However, all amounts and benefits under the Change in Control Severance Payment are subject to the discretion of the Compensation Committee. As such, the amounts payable to our employees, including the Named Executive Officers, under the Change in Control Severance Payment, may differ from those described below and could equal $0.

Under the Change in Control Severance Payment, an employee of the Company, including the Named Executive Officers, may be entitled to receive a cash payment (the “Change in Control Payment”) upon the occurrence of certain events in connection with a Change in Control. For each of our Named Executive Officers, as of December 31, 2022, such cash payment would have been equal to three times the sum of (i) the employee’s highest approved annual base salary (x) for any of the three calendar years immediately preceding the year in which such Change in Control occurs or (y) for the year in which such Change in Control occurs, for the period beginning on January 1 of such year and ending 90 days prior to the Change in Control, plus (ii) the employee’s highest cash bonus paid (x) during any of the three calendar years immediately preceding the year in which such Change in Control occurs or (y) for the year in which such Change in Control occurs, during the period beginning on January 1 of such year and ending 90 days prior to the Change in Control.

The Change in Control Payments may become payable (in accordance with the payment timing described below), at the discretion of the Compensation Committee, in the following circumstances provided that the named executive officer is continuously employed from the date of the Change in Control Severance Payment’s adoption through the applicable date described below, upon the earlier of:

●

The date of the Named Executive Officer’s termination without Cause during the 90-day period on and including the date of the consummation of a Change in Control. Payable in a cash lump sum payment within 30 days of the consummation of such Change in Control;

●

Within 90 days prior to the consummation of the Change in Control, the date of the Named Executive Officer’s termination due to death or Disability, payable in a cash lump sum within 30 days of the consummation of the Change in Control;

●

After the consummation of the Change in Control, the date of the Named Executive Officer’s termination without Cause or for Good Reason, payable in a cash lump sum within 30 days of such termination date;

●

After the date of the consummation of the Change in Control, (i) the date of the expiration of the term of continued employment provided by (ii) the employment agreement governing the Named Executive Officer following the Change in Control or (iii) any agreement between the surviving entity and the Named Executive Officer with respect to the duration of the named Executive Officer’s employment, payable in a cash lump sum payment within 30 days of the applicable date provided in clause (i), (ii) or (iii); and

●	The date that is six months following the date of the consummation of the Change in Control, payable in a cash lump sum payment within 30 days of such six-month date.

Participation in the Change in Control Severance Payment and/or the receipt of any payments thereunder may, in the discretion of the Compensation Committee, be conditioned upon the entry into restrictive covenants and a release of claims in favor of the Company and its affiliates. A Named Executive Officer’s outstanding, unvested options will be forfeited and immediately terminate in the event of a Named Executive Officer’s termination of employment for any reason. Any unvested portion of the restricted stock awards held by a Named Executive Officer will immediately vest in full upon a termination of the Named Executive Officer’s employment due to Disability (as defined below) or death. Any unvested portion of the restricted stock awards will be forfeited and immediately terminated upon the occurrence of a termination of a Named Executive Officer’s employment for any other reason. A Named Executives Officer’s outstanding, unvested options and restricted stock awards will become 100% vested upon the consummation of a Change in Control (as defined below).

If an employee, including a Named Executive Officer, becomes entitled to payments or benefits under the Change in Control Severance Payment and such amounts are subject to the tax and related interest and penalties imposed by Section 4999 of the Code, then subject to the disqualified individual’s compliance with any restrictive covenants, the Compensation Committee may determine, in its sole discretion, to pay such employee an additional cash payment in an amount such that after payment all taxes the employee retains an amount of such additional payment equal to the tax and penalties imposed upon such payments pursuant to the Change in Control Severance Payment.

For purposes of the options and the restricted stock awards and the Change in Control Payments, the following terms are generally defined as described below.

“Cause” generally means, unless otherwise defined in an applicable agreement between the Company and the applicable Named Executive Officer (i) the Named Executive Officer’s material breach of any written agreement with the Company or its affiliate; (ii) the Named Executive Officer’s material breach of any law applicable to the workplace or employment relationship, or the Named Executive Officer’s material breach of any material policy or code of conduct established by the Company or its affiliate applicable to the named Executive Officer, including the Company’s policies on discrimination, harassment and sexual harassment; (iii) the Named Executive Officer’s gross negligence, willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement on the part of the Named Executive Officer; (iv) the commission by the Named Executive Officer of, or conviction or indictment of the Named Executive Officer for, or plea of nolo contendere by the Named Executive Officer to, any felony (or state law equivalent) or any crime involving moral turpitude; or (v) the Named Executive Officer’s willful failure or refusal, other than due to Disability ( as defined below) to perform the Named Executive Officer’s obligations or to follow any lawful directive from the Company, as determined by the Company; provide, however, that if the Named Executive Officer’s action or omissions as set forth in clause (v) are of such a nature that the Company determines that they are curable by the Named Executive Officer, such actions or omission must remain uncured 30 days after the Company provides the Named Executive Officer written notice of the obligation to cure such actions or omissions.

“Change in Control” means the occurrence of any of the following events: (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (x) the then-outstanding shares of common stock or (y) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (other than any acquisition directly from the Company, or by the Company or its subsidiaries, or any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company); (ii) the individuals constituting the Board of Directors cease, subject to certain exceptions, for any reason (other than death or Disability) to constitute at least a majority of the Board of Directors; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity, in each case, unless, following such transaction, (A) the outstanding stock and voting securities immediately prior to such transaction represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then-outstanding shares of common stock or common equity interests and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such transaction (including an entity which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no individual, entity or group, excluding the Company, its subsidiaries and any employee benefit plan (or related trust) sponsored or maintained by the Company or the entity resulting from such transaction (or any entity controlled by either the Company or the entity resulting from such transaction), beneficially owns, directly or indirectly, 50% or more of, respectively, of the then-outstanding shares of common stock or common equity interests of the entity resulting from such transaction or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity except to the extent that such ownership results solely from direct or indirect ownership of the Company that existed prior to such transaction, and (C) at least a majority of the members of the Board or similar governing body of the entity resulting from such transaction were directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such transaction; (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or (v) if any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) having beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of less than 30% as of the HighPeak business combination acquires the ability to appoint a majority of the Board.

“Disability” generally means the Named Executive Officer is unable to perform the essential functions of the Named Executive Officer’s position (after accounting for reasonable accommodation, if applicable and required by applicable law), due to physical or mental impairment or other incapacity that continues, or can reasonably be expected to continue, for a period in excess of 120 consecutive days or 180 days, whether or not consecutive (or for any longer period as may be required by applicable law), in any 12-month period.

“Good Reason” generally means, unless otherwise defined in an applicable agreement between the Company and the applicable Named Executive Officer (i) a material diminution in the Named Executive Officer’s base salary; (ii) a material breach by the Company of any of its obligations under the applicable agreement; or (iii) the relocation of the geographic location of the Named Executive Officer’s principal place of employment by more than 50 miles from the location of the Named Executive Officer’s principal place of employment as of the effective date of the applicable agreement. Notwithstanding the foregoing, any assertion by the Named Executive Officer of a termination for Good Reason shall not be effective unless all of the following conditions are satisfied: (A) the condition described in foregoing clauses (i), (ii) or (iii) giving rise to the Named Executive Officer’s termination of employment must have arisen without the Named Executive Officer’s consent; (B) the Named Executive Officer must provide written notice to the Company of the existence of such condition(s) within 30 days after the initial occurrence of such condition(s); (C) the condition(s) specified in such notice must remain uncorrected for 30 days following the Company’s receipt of such written notice; and (D) the date of the termination of the Named Executive Officer’s employment must occur within 90 days after the initial occurrence of the condition(s) specified in such notice. Further, under the Change in Control Severance Payments, a material reduction by the surviving entity in a Change in Control of the total compensation and benefits to which the Named Executive Officer is entitled following the occurrence of a Change in Control is included as an additional prong of the definition of Good Reason.

DIRECTOR COMPENSATION

The following table summarizes the compensation awarded or paid to the non-employee members of our board of directors for the fiscal year ending December 31, 2022. The compensation paid to our employee directors during fiscal year 2022 is reflected in the Summary Compensation Table under the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Jay M. Chernosky	25,000	125,007	—	150,007

Keith A. Covington	—	150,008	—	150,008

Sharon F. Fulgham	—	150,008	—	150,008

Michael H. Gustin	—	150,008	—	150,008

Larry C. Oldham	—	157,512	—	157,512

(1)

Amounts reported in the “Fees Earned or Paid in Cash” column reflect the value of awards that the directors elected to receive in cash, as described in more detail below in the narrative following this table.

(2)

Amounts reported in the “Stock Awards” column reflects the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of awards of restricted stock awards granted to each director during fiscal year 2022. Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures. The grant date fair value of each restricted stock award was based on a per share price of $34.58, which is the closing price of our Common Stock on the June 1, 2022, the grant date of the awards. For additional information regarding the assumptions underlying this calculation please see Note 9 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K. Other than the restricted stock awards granted during fiscal year 2021, the non-employee directors do not hold outstanding stock or option awards. The aggregate number of shares subject to unvested restricted stock awards held by each director as of December 31, 2022 was (i) 3,615 for Mr. Chernosky, (ii) 4,338 for Mr. Covington, (iii) 4,338 for Ms. Fulgham, (iv) 4,338 for Mr. Gustin and (v) 4,555 for Mr. Oldham.

Our Board of Directors adopted a comprehensive director compensation program to attract and retain qualified non-employee directors who are critical to the future value, growth and governance of our Company. The compensation package for our non-employee directors requires a significant portion of the total compensation package to be equity-based to align the interest of our directors with our stockholders. Under the director compensation program, our non-employee directors are entitled to the following compensation:

●	No annual cash retainer;

●

For the year ended December 31, 2022, restricted stock awards pursuant to the LTIP with a value of approximately $150,000, determined based on the closing price of our Common Stock of $34.58 per share on June 1, 2022 which is the date the restricted stock awards were granted to the non-employee directors. Subject to each director’s continuous service through the date of the Company’s next annual meeting, the restricted stock awards vest in full on the date of the next annual meeting which is expected to be June 1, 2023; and

●

For the year ended December 31, 2022, to the Chairman of the Audit Committee of the Board (and, when applicable, the Lead Director), an additional restricted stock award pursuant to the LTIP with a value of approximately $7,500 (or at such director’s election, a cash payment), determined based on the closing price of our Common Stock of $34.58 per share on June 1, 2022 which is the date the additional restricted Stock Award was granted to Mr. Oldham. Subject to Mr. Oldham’s continuous service through the date of the Company’s next annual meeting, the additional restricted stock award vests in full on the date of the next annual meeting which is expected to be June 1, 2023.

On April 13, 2022, our Board of Directors approved the accelerated vesting of the restricted stock awards granted to our non-employee directors for the fiscal year 2021 under the director compensation program described above. The Board of Directors determined it was in the best interest of the Company and its stockholders to accelerate the vesting of the restricted stock awards such that the awards vested in full on January 3, 2022, rather than on the date of the Company’s next annual meeting as originally provided. The acceleration of the vesting of the restricted stock awards did not result in any incremental fair value attributable to the restricted stock awards, as determined in accordance with FASB ASC Topic 718.

EQUITY COMPENSATION PLAN INFORMATION

Our only equity compensation plan is the LTIP. The LTIP was approved by our stockholders at the annual meeting of our stockholders held on June 1, 2022. For further discussion of the awards granted under the LTIP, please see Note 9 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K.

The following table presents information about our Common Stock that may be issued under the LTIP as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)(1)	Weighted- average exercise price of outstanding options, warrants and rights (B)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)(3)
Equity compensation plans approved by security holders	13,638,912	$12.20	571,133
Equity compensation plans not approved by security holders	—	$—	—
Total	13,638,912	$12.20	571,133

(1)

The amount in the “Number of securities to be issued upon the exercise of outstanding options, warrants and right” column reflects the number of shares of Common Stock to be issued upon exercise of 11,517,228 Options and the number of shares of Common Stock subject to 2,121,684 unvested restricted stock awards.

(2)

The weighted-average exercise price includes shares of Common Stock subject to unvested restricted stock awards, which do not have an associated exercise price. Calculated without regard to the shares of Common Stock subject to unvested restricted stock awards, the weighted-average exercise price is $12.20.

(3)

The amount in the “Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in Column (A))” column reflects the number of securities remaining available for issuance under the LTIP as of December 31, 2022. The LTIP contains a formula for calculating the number of securities available for issuance under the LTIP. Pursuant to such formula, the total number of shares of Common Stock reserved for issuance under the LTIP is equal to 13% of the shares of Common Stock outstanding from time to time.

Each director may elect, prior to the grant of any award pursuant to procedures established by the Company, to receive up to $25,000 of such award in a single lump sum cash payment payable within 30 days following the date of the meeting of the Board in which director equity awards are granted.

Each director is entitled to be reimbursed for: (i) travel and miscellaneous expenses to attend meetings and activities of the Board or any of its committees; (ii) travel and miscellaneous expenses related to such director’s participation in general education and orientation program for directors; and (iii) travel and miscellaneous expenses for each director’s spouse who accompanies a director to attend meetings and activities of the Board or any of its committees. Each director is also fully indemnified by us for actions associated with serving as a director to the fullest extent permitted under Delaware law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2022, our last completed fiscal year, none of our executive officers served on the board of directors or compensation committee of a company that had an executive officer that served on our Board or our Compensation Committee and participated in deliberations of the Board or the Compensation Committee concerning executive officer compensation. Further, no member of our Board was an executive officer of a company in which one of our executive officers served as a member of the board of directors or compensation committee of that company.

CORPORATE GOVERNANCE

Board Leadership Structure

Mr. Hightower serves as the Company’s Chairman and Chief Executive Officer (“CEO”) and controls approximately 81% of the outstanding voting power in the Company. The Board believes its leadership structure is enhanced by the efficiencies of having the CEO also serve in the role of Chairman of the Board due to Mr. Hightower’s role in founding the Company and his significant ownership interest in the Company. Mr. Larry Oldham is the “Lead Director” of the Board presiding over executive sessions of the Board of Directors.

Stock Ownership Guidelines

Our Compensation Committee and our Board of Directors have adopted stock ownership guidelines for our Section 16 officers and directors. Under those guidelines, nonemployee directors are expected to hold stock having a market value of at least five times their maximum annual cash payment option. The CEO is expected to hold shares of the Company’s Common Stock with a market value of at least six times his or her annual salary, Named Executive Officers at least three times their annual salary and other Section 16 officers at least two times their annual salary.

Each director and officer has five years to meet the stock ownership guidelines beginning with the first measurement date of December 31, 2021. All our directors and Section 16 officers met their stock ownership guidelines as of December 31, 2022.

Hedging Prohibitions

Our Insider Trading Policy prohibits our directors and officers from engaging in speculative transactions involving our Common Stock, including buying or selling puts or calls, short sales, purchases of securities on margin, or otherwise hedging the risk of ownership of such securities.

An insider may be granted an exception to such prohibitions by the Company’s Chief Financial Officer and/or Vice President of Finance (or if such insider is the Chief Financial Officer or Vice President of Finance, the exception may be granted by the Chief Executive Officer). Insiders are also strictly prohibited from purchasing our Common Stock on margin unless express written approval is granted by the Audit Committee or the Board prior to purchasing such securities.

Board Independent Directors

Four of the Company’s seven members of the Board of Directors are independent under SEC rules and Nasdaq standards. Five of the Company’s seven members of the Board of Directors are non-management directors. At each meeting of the Board beginning in 2021, the five non-management directors are provided with an opportunity to meet in executive sessions to identify and evaluate issues facing the Company, engaging in a frank and candid dialogue without management being present.

Identification of Director Candidates

It is the responsibility of the Board of Directors, with the assistance of the Nominating & Governance Committee, to identify, evaluate and recommend nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board of Directors that may occur between annual meetings. The Board of Directors endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board of Director duties; and who are likely to be able to serve on the Board of Directors for a sustained period.

While the Board of Directors does not have a formal policy on diversity, it endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors.  Two members of the Company’s Board of Directors self-identify as Diverse, as the term is defined under the Nasdaq Marketplace Rules, meeting the requirements of Nasdaq Rule 5605(f) regarding Diverse Board Representation. The Board of Directors believes it has achieved balance through the representation on the Board of Directors of members having experience in the oil and gas and oilfield services industries, accounting and investment analysis, and legal and corporate governance, among other areas. The Board of Directors does not discriminate based upon race, gender identity or expression, religion, sex, national origin, age, disability, citizenship, sexual orientation, or any other legally protected status.

In identifying potential director candidates, the Board of Directors solicits recommendations from existing directors and senior management, to be considered by the Board of Directors along with any recommendations that have been received from stockholders in accordance with the procedures outlined in the Company’s Amended and Restated Bylaws and Charter. The Board of Directors will treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source. Such stockholder recommendations shall be made pursuant to timely notice in writing to c/o Chief Financial Officer, HighPeak Energy, Inc., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. The Board of Directors may also, in its discretion, retain, and pay fees to, a search firm to provide additional candidates.

Communications with the Board of Directors

Stockholders or other interested parties can contact any director, any committee of the Board or our non-management directors as a group, by writing to them c/o Chief Financial Officer, HighPeak Energy, Inc., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. All such communications will be forwarded to the appropriate member(s) of the Board.

Director Independence

The Company’s standards for determining director independence in accordance with applicable Nasdaq Marketplace Rules require the assessment of directors’ independence each year. A director cannot be considered independent unless the Board of Directors affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the Nasdaq Marketplace Rules.

The Board of Directors has assessed the independence of each non-employee director under the Company’s guidelines and the independence standards of the Nasdaq. The Board of Directors affirmatively determined that each of Messrs. Chernosky, Covington and Oldham and Ms. Fulgham are independent.

In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that each of Messrs. Chernosky, Covington and Oldham are independent as defined in Section 10A of the Exchange Act and under the standards set forth by the Nasdaq applicable to members of the Audit Committee.

Financial Literacy of Audit Committee and Designation of Financial Experts

The Board of Directors evaluated each of the members of the Audit Committee for financial literacy and the attributes of a financial expert. The Board of Directors determined that each of the Audit Committee members is financially literate, and that Mr. Oldham satisfies the definition of “audit committee financial expert” as defined by the SEC.

Oversight of Risk Management

The Board of Directors oversees the Company’s assessment of major risks and the measures taken to manage such risks. For example, the Board of Directors:

●	oversees the long-term strategic plans of the Company and assesses risks and efforts to mitigate such risks that would cause the Company to fail to achieve its strategic goals;

●	oversees and assesses ESG risks and related mitigation efforts;

●	reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans;

●	oversees management of the Company’s indirect exposure to commodity price fluctuations through regular review with executive management;

●	monitors the Company’s liquidity profile and its compliance with the financial covenants contained in its borrowing arrangements; and

●

has established specific dollar limits on the commitment authority of members of senior management for certain transactions and requires Board approval of expenditures exceeding that authority and of other material contracts and transactions.

The Company’s Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as the credit risks associated with counterparty exposure.

The Audit Committee is responsible for discussing with management the Company’s significant financial risk exposures and the actions management has taken to monitor and control such exposures. Management and the Company’s independent registered public accounting firm report regularly to the Audit Committee on those subjects. The Audit Committee oversees cybersecurity risks and receives a briefing from senior leadership on cybersecurity and information security at least once each year or more frequently as needed or requested.

The Company’s Compensation Committee is responsible for overseeing the assessment of risks related to the Company’s overall compensation programs and policies for employees.

The Company’s Nominating & Governance Committee is responsible for overseeing the Company’s policies and programs related to corporate governance and the annual performance evaluation of the Board, its committees and of management, and for advising and making recommendations to the Board regarding director nominations, director independence, Board and Committee structure and succession planning.

The Company’s ESG Committee is responsible for overseeing the Company’s policies and performance related to its environmental, social and corporate responsibilities and the preparation of the Company’s annual sustainability report.

Attendance at Annual Meetings

The Board of Directors encourages all directors to attend the annual meetings of stockholders, if practicable. We anticipate that substantially all our directors will attend the Annual Meeting. All our directors attended the 2022 Annual Meeting of Stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding ownership of shares of voting securities of the Company, which consists of our Common Stock and warrants, as of April 6, 2023, the Record Date by:

●	each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock;

●	each of the Company’s current Named Executive Officers and directors (including nominees); and

●	all current Executive Officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire such securities within sixty (60) days, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

The beneficial ownership of voting securities of the Company is based on [113,177,011] shares of our Common Stock, issued and outstanding as of April 6, 2023.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise indicated, the address of each person named in the table below is 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers:
Jack Hightower (1)(2)(3)(4)(5)	91,678,530	81.0%
Michael L. Hollis (6)(7)(8)(9)	1,834,699	1.6%
Rodney L. Woodard (10)(11)	779,138	*
Jay M. Chernosky (12)	28,529	*
Keith A. Covington (13)(14)	62,234	*
Sharon F. Fulgham (13)	31,734	*
Michael H. Gustin (13)(15)	11,752	*
Larry C. Oldham (16)	31,214	*

5% Stockholders:
HighPeak Energy Partners, LP (17)	44,498,461	39.3%
HighPeak Energy Partners II, LP (18)	36,740,593	32.5%
The John Paul DeJoria Family Trust (19)	13,313,744	11.8%
Alamo Borden County IV, LLC (20)	6,623,493	5.9%
All Directors and Executive Officers of the Company as a Group (10 Individuals)	94,836,262	83.8%

*	Less than one percent.

(1)

Represents shares beneficially owned by (i) HighPeak Pure Acquisition, LLC (“Sponsor”), of which this individual is a manager, (ii) HighPeak Energy Partners, LP (“HPEP I”), of which this individual has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of the general partner of HPEP I’s general partner and (iii) HighPeak Energy Partners II, LP (“HPEP II”), of which this individual has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of the general partner of HPEP II’s general partner, and, therefore, may be deemed to have voting and dispositive power over shares held by such entities. Mr. Hightower disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(2)

Includes (i) 2,336 shares of Common Stock and (ii) 2,336 warrants to purchase shares of Common Stock, exercisable within sixty (60) days of the date hereof, beneficially owned by Mr. Hightower’s family member. Mr. Hightower disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3)	Includes 6,847,495 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(4)

Includes (i) 1,520,511 shares of Common Stock and (ii) 681,298 warrants to purchase shares of Common Stock, issuable upon the exercise of the warrants exercisable within sixty (60) days of the date hereof.

(5)	Includes 1,385,500 shares of restricted Common Stock which vests on the earlier of November 4, 2024 or a change in control of the Company.

(6)

Includes (i) 209,714 shares of Common Stock and (ii) 45,051 warrants to purchase shares of Common Stock, issuable upon the exercise of the warrants exercisable within sixty (60) days of the date hereof.

(7)	Includes 115,000 shares of restricted Common Stock which vests on the earlier of November 4, 2024 or a change in control of the Company.

(8)

Includes (i) 200 shares of Common Stock and (ii) 200 warrants to purchase shares of Common Stock, exercisable within sixty (60) days of the date hereof, beneficially owned by family members of Mr. Hollis. Mr. Hollis disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(9)	Includes 1,464,534 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(10)

Includes (A) 13,000 shares of Common Stock and (B) 13,000 warrants to purchase shares of Common Stock, exercisable within sixty (60) days of the date hereof, held through a personal investment vehicle. Mr. Woodard disclaims beneficial ownership of such shares held indirectly except to the extent of his pecuniary interest therein.

(11)	Includes 730,000 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(12)	Includes 3,615 shares of restricted Common Stock which vests on the earlier of the date of the 2023 HighPeak Energy Annual Meeting of Stockholders or a change in control of the Company.

(13)	Includes 4,338 shares of restricted Common Stock which vests on the earlier of the date the 2023 HighPeak Energy Annual Meeting of Stockholders or a change in control of the Company.

(14)

Includes (i) 42,396 shares of Common Stock beneficially owned through a family trust, (ii) 15,000 warrants to purchase shares of Common Stock, exercisable within sixty (60) days of the date hereof, beneficially owned through a family trust, and (iii) 500 warrants to purchase shares of Common Stock, exercisable within sixty (60) days of the date hereof, beneficially owned by Mr. Covington’s family member. Mr. Covington disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(15)

Includes (i) 3,000 warrants to purchase Common Stock, exercisable within sixty (60) days of the date hereof and (ii) 4,414 shares of Common Stock beneficially owned through a family trust. Mr. Gustin disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(16)	Includes 4,555 shares of restricted Common Stock which vests on the earlier of the date of 2023 HighPeak Energy Annual Meeting of Stockholders or a change in control of the Company.

(17)

Includes 39,642,461 shares owned by HighPeak Energy, LP (“HighPeak I”) and 4,856,000 shares owned by Sponsor, both of which are wholly owned subsidiaries of HPEP I. The general partner of HighPeak I is HighPeak Energy GP, LLC, which is a wholly owned subsidiary of HPEP I. The general partner of HPEP I is HighPeak Energy Partners GP, LP, whose general partner is HighPeak GP, LLC (“HP GP I”). Mr. Hightower has the right to appoint all of the managers to the board of managers of HP GP I and is one of three managers of HP GP I. Mr. Hightower has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of HP GP I at any given time, which acts by majority vote. As a result, Mr. Hightower may be deemed to have or share beneficial ownership of the securities held directly by HPEP I. Mr. Hightower disclaims any such beneficial ownership of such securities to the extent of his pecuniary interest therein.

(18)

The general partner of HighPeak Energy II, LP (“HighPeak II”) is HighPeak Energy GP II, LLC, which is a wholly owned subsidiary of HPEP II. The general partner of HPEP II is HighPeak Energy Partners GP II, LP, whose general partner is HighPeak GP II, LLC (“HP GP II”). Mr. Hightower has the right to appoint all of the managers of HP GP II. Mr. Hightower has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of HP GP II at any given time, which acts by majority vote. As a result, Mr. Hightower may be deemed to have or share beneficial ownership of the securities held directly by HPEP II. Mr. Hightower disclaims any such beneficial ownership of such securities to the extent of his pecuniary interest therein.

(19)

Represents 7,813,744 shares of Common Stock and 5,500,000 warrants to purchase shares of Common Stock, issuable upon the exercise of the warrants exercisable within sixty (60) days of the date hereof, owned by The John Paul DeJoria Family Trust at the Closing of the business combination. The address of the John Paul DeJoria Family Trust is 8911 N Capital of TX Hwy #3210, Austin, TX 78759.

(20)

Based on Amendment No. 1 to Schedule 13G filed with the SEC on February 10, 2023 by Alamo Borden County IV, LLC (“ABC IV”) and Nimitz Enterprises, LLC (“Nimitz”) and the subsequent release of 696,000 shares of Common Stock from escrow to ABC IV on March 27, 2023, ABC IV has an aggregate beneficial ownership of 4,623,493 shares of Common Stock or 4.1% of the class, and has sole voting and dispositive powers with respect to 4,623,493 shares of Common Stock. Nimitz has an aggregate beneficial ownership 2,000,000 shares or 1.8% of the class and has sole voting and dispositive powers with respect to 2,000,000 shares of Common Stock. In connection with acquisitions of certain oil and gas properties by HighPeak Energy from ABC IV and certain affiliated sellers (the “Acquisitions”), an aggregate of 1,003,390 shares of Common Stock issuable in connection with the Acquisitions were placed in an escrow account for the benefit of HighPeak Energy and ABC IV, 966,238 of which have been released to ABC IV. ABC IV may subsequently become entitled to an additional 37,152 shares of Common Stock, bringing the total number of shares of Common Stock issuable by HighPeak Energy to ABC IV to 4,660,645 shares of Common Stock. On December 29, 2022, 2,000,000 shares of Common Stock held by ABC IV were transferred to Nimitz, an affiliated entity. The address of ABC IV and Nimitz is 1101 N. Little School Road, Arlington, TX 76017.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, certain of our officers and beneficial owners of more than 10% of a registered class of our equity securities to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the Common Stock and other equity securities of the Company, generally within two business days of a reportable transaction. Based solely on our review of Section 16 reports filed electronically with the SEC and written representations furnished to us, we believe that all Section 16(a) filing requirements applicable to our directors, officers and beneficial owners were satisfied during the fiscal year ending December 31, 2022 or that any delinquent Section 16 reports in the same period was otherwise disclosed in previous filings with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation arrangements with our Named Executive Officers and directors are described elsewhere in this Proxy Statement.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the ownership of our securities by our control persons.

We have adopted a written related party transaction policy (the “RPT Policy”), which covers transactions in excess of $120,000 between the Company and our directors, director nominees, senior officers, greater than 5% stockholders and persons related to such stockholders, including immediate family members and entities they control. The RPT Policy requires that any such transaction be considered and approved by our Board. In reviewing such transactions, the RPT Policy requires the Board to consider all material facts, including but not limited to whether the Interested Transaction (as defined in the RPT Policy) is on terms no less favorable than terms generally available to unaffiliated third-parties under same or similar circumstances, the extent of the Related Person’s (as defined the RPT Policy) interest in the transaction and whether the Interested Transaction is material to the Company.

Business Combination Agreement

Pursuant to the Business Combination Agreement, dated May 4, 2020, as amended (the “Business Combination Agreement”), by and among the Company, Pure, Pure Acquisition Merger Sub, Inc. (“MergerSub”), HighPeak I, HighPeak II, HPK GP, and solely for the limited purposes specified therein, HighPeak Energy Management, LLC (the “Management Company”), pursuant to which, among other things (a) MergerSub merged with and into Pure, with Pure surviving as a wholly owned subsidiary of the Company, (b) each outstanding share of Pure’s Class A common stock, par value $0.0001 per share (“Pure Class A Common Stock”) and Pure’s Class B common stock, par value $0.0001 per share (“Pure Class B Common Stock”) (other than certain shares of Pure’s Class B Common Stock that were surrendered for cancellation by Pure’s Sponsor) were converted into the right to receive (A) one share of our Common Stock (and cash in lieu of fractional shares, if any), and (B) solely with respect to each outstanding share of Pure Class A Common Stock, (i) a cash amount, without interest, equal to $0.62, which represented the amount by which the per-share redemption value of Pure’s Class A Common Stock at the closing of the HighPeak business combination that exceeded $10.00 per share at the closing, without interest, in each case, totaling approximately $767,902, (ii) one Contingent Value Right (a “CVR”) for each one whole share of Common Stock (excluding fractional shares) issued to holders of Pure’s Class A Common Stock pursuant to clause (A), and which expired August 22, 2022 and (iii) one warrant to purchase Common Stock for each one whole share of Common Stock (excluding fractional shares) issued to holders of Pure’s Class A Common Stock pursuant to clause (A), (c) HighPeak I, HighPeak II and HPK GP (collectively, the “HPK Contributors”) (A) contributed their limited partner interests in HPK Energy, LP (“HPK LP”) to the Company in exchange for Common Stock and the general partner interests in HPK LP to a wholly owned subsidiary of the Company in exchange for no consideration, and (B) contributed the outstanding Sponsor Loans (as defined in the Business Combination Agreement) in exchange for Common Stock and such Sponsor Loans were cancelled in connection with the closing of the HighPeak business combination and (d) following the consummation of the foregoing transactions, the Company caused HPK LP to merge with and into HighPeak Energy Acquisition Corp. (as successor to Pure) and all interests in HPK LP were cancelled in exchange for no consideration.

HighPeak I and HighPeak II collectively received 76,383,054 shares of Common Stock pursuant to the Business Combination Agreement. Further, certain of the Company’s executive officers and directors received the consideration provided by the HighPeak business combination through their ownership of Pure Class A Common Stock. Mr. Tholen, the Company’s Chief Financial Officer, received 5,000 shares of Common Stock, 5,000 CVRs and 5,000 warrants in exchange for shares of Pure’s Class A Common Stock owned by him prior to the HighPeak business combination. Mr. Hollis, the Company’s President and member of the Company’s Board of Directors, received 16,802 shares of Common Stock, 16,802 CVRs and 20,382 warrants in exchange for shares of Pure’s Class A Common Stock and Pure’s warrants, respectively, owned by him prior to the HighPeak business combination. Further, Mr. Woodard, the Chief Operating Officer of the Company, received 1,000 shares of Common Stock, 1,000 CVRs and 1,000 warrants in exchange for shares of Pure’s Class A Common Stock and Pure’s warrants, respectively, owned by him prior to the HighPeak business combination.

Stockholders’ Agreement

On August 21, 2021, Pure’s Sponsor, HighPeak I, HighPeak II, HighPeak III and Mr. Hightower (collectively, with each of their respective affiliates and permitted transferees, the “Principal Stockholder Group”), on the one hand, and the Company, on the other hand, entered into the Stockholders’ Agreement, which governs certain rights and obligations following the closing of the HighPeak business combination (the “Stockholders’ Agreement”).

Under the Stockholders’ Agreement, the Principal Stockholder Group are entitled, based on its percentage ownership of the total amount of Common Stock issued and outstanding immediately following the closing of the HighPeak business combination (the “Original Shares”) and provided that the Original Shares constitute not less than the percentage of the then outstanding total voting securities of the Company set forth below, to nominate a number of directors for appointment to the Board as follows:

●

for so long as (i) the Principal Stockholder Group beneficially owns at least 35% of the Original Shares and (ii) the Original Shares constitute at least 30% of the Company’s then-outstanding voting securities, the Principal Stockholder Group can designate up to four (4) nominees, and if the Principal Stockholder Group owns less than 50% of the total outstanding voting securities, at least one nominee shall be independent as defined by applicable listing standards;

●

for so long as (i) the Principal Stockholder Group beneficially owns less than 35% but at least 25% of the Original Shares and (ii) the Original Shares constitute at least 25% of the Company’s then-outstanding voting securities, the Principal Stockholder Group can designate up to three (3) nominees;

●

for so long as (i) the Principal Stockholder Group beneficially owns less than 25% but at least 15% of the Original Shares and (ii) the Original Shares constitute at least 15% of the Company’s then-outstanding voting securities, the Principal Stockholder Group can designate up to two (2) nominees; and

●

if (i) the Principal Stockholder Group beneficially owns less than 15% but at least 5% of the Original Shares and (ii) the Original Shares constitute at least 7.5% of the Company’s then-outstanding voting securities, the Principal Stockholder Group can designate one (1) nominee.

If at any time the Principal Stockholder Group owns less than 5% of the Original Shares or the Original Shares constitute less than 7.5% of the Company’s then-outstanding voting securities, it will cease to have any rights to designate individuals for nomination to the Board.

For so long as the Principal Stockholder Group has the right to designate at least one director for nomination under the Stockholders’ Agreement, the Company will take all Necessary Action (as defined therein) to ensure that the number of directors serving on the Board shall not exceed seven. For so long as the Principal Stockholder Group owns a number of shares of Common Stock equal to at least (i) 20% of the Original Shares and (ii) 7.5% of the then-outstanding voting securities of the Company, the Company and the Principal Stockholder Group shall have the right to have a representative appointed to serve on each committee of the Board (other than the Audit Committee) for which any such representative is eligible pursuant to applicable laws and the Nasdaq. For so long as the Principal Stockholder Group has the right to designate one or more individuals for nomination to the Board, the Principal Stockholder Group shall have the right to appoint one non-voting observer to the Board.

The Stockholders’ Agreement also includes customary restrictions on the transfer of equity securities to certain persons acquiring beneficial ownership. Pursuant to the Stockholders’ Agreement, the Principal Stockholder Group will agree not to transfer, directly or indirectly, any equity securities of the Company for a period of 180 days after the closing of the HighPeak business combination, subject to certain customary exceptions. The Stockholders’ Agreement will terminate as to (i) each stockholder upon the time at which the Principal Stockholder Group no longer has the right to designate an individual for nomination to the Board under the Stockholders’ Agreement and (ii) a member of the Principal Stockholder Group that no longer owns any of the Original Shares.

Registration Rights Agreement

On August 21, 2020, the Company entered into the Registration Rights Agreement, by and among the Principal Stockholder Group and certain other security holders named therein (the “Registration Rights Agreement”), pursuant to which the Company will be obligated, subject to the terms thereof and in the manner contemplated thereby, to register for resale under the Securities Act all or any portion of the shares of Common Stock that the holders named thereto hold as of the date of such agreement and that they may acquire thereafter, including upon the conversion, exchange or redemption of any other security therefor (the “Registrable Securities”). The Company has agreed to file and cause to become effective a registration statement covering the Registrable Securities held by such holder making a demand for registration, provided that no fewer than the amount of Registrable Securities representing the lesser of (i) $25 million and (ii) all Registrable Securities owned by such holder, as applicable, are covered under the holder’s demand for registration. The holders can submit a request beginning immediately after the HighPeak business combination. Under the Registration Rights Agreement, the holders also have “piggyback” registration rights exercisable at any time that allow them to include the shares of Common Stock that they own in certain registrations initiated by the Company, provided that such holder elects to include its Registrable Securities in an amount not less than $5 million. Subject to customary exceptions, holders will also have the right to request one or more underwritten offerings of Registrable Securities, provided, that, they hold at least $5 million in Registrable Securities and each such offering include a number of Registrable Securities equal to the lesser of (i) $25 million and (ii) all of the Registrable Securities owned by such holders as of the date of the request. In the event that the sale of registered securities under a registration statement would require disclosure of certain material non-public information not otherwise required to be disclosed, the Company may postpone the effectiveness of the applicable registration statement or require the suspension of sales thereunder. The Company may not delay or suspend a registration statement on more than two (2) occasions for more than sixty (60) consecutive calendar days or more than ninety (90) total calendar days, in each case, during any twelve (12) month period.

Forward Purchases

In connection with the closing of the HighPeak business combination, the Company also issued shares of Common Stock, warrants and CVRs to certain qualified institutional buyers and accredited investors pursuant to that certain Forward Purchase Agreement.

Prior to the closing of the HighPeak business combination, and subsequent to the Company’s entry into the Forward Purchase Agreement, an aggregate of 8,976,875 forward purchase units (with each forward purchase unit consisting of one share of Common Stock, one warrant and one CVR) (such purchase, the “Forward Purchases”), for aggregate consideration of approximately $89.8 million in a private placement pursuant to those certain Assignment and Joinder agreements under and pursuant to the Forward Purchase Agreement, between such private purchasers and HPEP I. The proceeds from the Forward Purchases were used to fund a portion of the minimum equity consideration condition to closing required to effect the HighPeak business combination pursuant to the Business Combination Agreement.

Parties which made Forward Purchases include The John Paul DeJoria Family Trust, who acquired 5,500,000 forward purchase units, consisting of 5,500,000 shares of Common Stock (and a corresponding number of warrants and CVRs), and certain officers and directors of the Company who acquired shares of Common Stock, warrants and CVRs through the Forward Purchase Agreement. HighPeak III, which is an entity controlled by Mr. Hightower, purchased 500,000 forward purchase units, consisting of 500,000 shares of Common Stock (and a corresponding number of warrants and CVRs), which were subsequently transferred to Mr. Hightower during 2021. Mr. Hightower directly purchased an additional 100,000 forward purchase units, consisting of 100,000 shares of Common Stock (and a corresponding number of warrants and CVRs) in his name. Messrs. Tholen and Hollis each acquired 10,000 forward purchase units, consisting of 10,000 shares of Common Stock (and a corresponding number of warrants and CVRs), respectively, through the Forward Purchase Agreement.

Director Consulting Services

Michael Gustin, who is currently a director of HighPeak Energy, provided certain water-reclamation consulting services to members of Sponsor and wholly owned subsidiary of HighPeak I, the HPK Contributors and Jack Hightower and each of their respective affiliates and certain permitted transferees (collectively, the “HighPeak Group”) from the years 2017 to 2019 through entities he owns and controls. During such time, these entities received approximately $5 million from members of the HighPeak Group in exchange for these services. In addition, Pilot, a corporation owned by Mr. Gustin, provided water-reclamation testing services for the Company. Pilot received approximately $3.6 million during 2022, in exchange for these services.

Water Treatment

In September 2021, HighPeak Energy entered into a contract with Pilot, whose President and CEO is an outside director of HighPeak Energy, to deploy Pilot’s proprietary water treatment technology in HighPeak Energy’s Flat Top area to treat up to 25,000 barrels of produced water per day such that it can be reused in HighPeak Energy’s completion operations or sold to third parties for their completion operations. This contract was set to expire on March 1, 2022; however, it was extended to July 1, 2022 subsequent to year-end 2021 based on the early results of the project. During the year ended December 31, 2022, HighPeak Energy paid $2.0 million to Pilot for such services. The contract expired on September 30, 2022.

In May 2022, the Company entered into an agreement with Pilot to utilize Pilot’s proprietary water treatment technology in the Company’s Flat Top area to treat produced water such that it can be reused in the Company’s completion operations or sold to third parties for their completion operations. During the one-year term of the agreement, beginning on October 1, 2022, the Company has agreed to a minimum volume commitment of 29.2 million barrels of produced water while maintaining the ability to bank excess produced water processed each month toward the minimum volume commitment. During the year ended December 31, 2022, the Company paid $1.6 million to Pilot for such services. The monetary commitment, if the Company never delivers any additional produced water to be treated under the agreement, is approximately $4.4 million.

Indemnification Agreements

On August 21, 2020, the Company entered into indemnity agreements (the “Indemnity Agreements”) with each of Messrs. Hightower, Chernosky, Covington, Gustin, Hollis and Oldham and Ms. Fulgham, each of whom is a director of the Company, and Messrs. Tholen and Woodard, each of whom is an executive officer of the Company, and in November 2020 an indemnity agreement with Mr. Forbes, each of whom is a Section 16 officer of the Company. Each Indemnity Agreement provides that, subject to limited exceptions, and among other things, we will indemnify the director or Section 16 officer to the fullest extent permitted by law for claims arising in his or her capacity as our director or officer.

September 2022 Equity Private Placement

On September 2, 2022, HighPeak Energy closed on an aggregate $85.0 million private placement of 3,933,376 newly issued shares of its Common Stock at a price of $21.61 per share as determined by the 5-day volume weighted average closing price (“5-day VWAP”) per share for the five days immediately prior to (and excluding) August 22, 2022. The initial closings occurred on August 22, 2022, with the final closings on September 2, 2022. Mr. Hightower, a director nominee and Chief Executive Officer of HighPeak Energy, participated in the private placement and purchased an aggregate of 462,749 shares of Common Stock at the $21.61 5-day VWAP price. Mr. Tholen, Chief Financial Officer of HighPeak Energy, participated in the private placement and purchased an aggregate of 9,225 shares of Common Stock at the $21.61 5-day VWAP price. Mr. Hollis, a director and President of HighPeak Energy, participated in the private placement and purchased an aggregate of 46,276 shares of Common Stock at the $21.61 5-day VWAP price. Mr. Woodard, Chief Operating Officer of HighPeak Energy, participated in the private placement and purchased an aggregate of 23,138 shares of Common Stock at the $21.61 5-day VWAP price. The John Paul DeJoria Family Trust participated in the private placement and purchased an aggregate of 2,313,744 shares of Common Stock at the $21.61 5-day VWAP price.

General and Administrative Expenses

The general partner of HPK LP utilized the Management Company to provide services and assistance to conduct, direct and exercise full control over the activities of HPK LP per its partnership agreement. However, the Management Company is funded via payments from the parent companies of HighPeak I and HighPeak II pursuant to their respective limited partnership agreements, as amended. Therefore, HPK LP reimbursed the parent companies of HighPeak I and HighPeak II for actual costs incurred by the Management Company. During the period from January 1, 2020 through August 21, 2020, HPK LP paid $2.4 million each to the parent companies of HighPeak I and HighPeak II of which $4.7 million is included in general and administrative expenses in the results of operations for the period from January 1, 2020 through August 21, 2020 set forth on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 7, 2022. Effective upon closing of the HighPeak business combination, the Management Company is no longer being paid by the Company as all costs directly attributable to the Company are paid by the Company going forward.

PROPOSAL TWO—ADOPTION AND APPROVAL OF THE SECOND AMENDED & RESTATED CERTIFICATE OF INCORPORATION OF HIGHPEAK ENERGY

The Company’s Board unanimously recommends that the Company’s stockholders approve our proposed A&R Charter that would, among other changes, implement new Delaware law provisions that allow limitations on the liability of officers similar to those that already exist for directors.

Background

The Delaware General Corporation Law (“DGCL”) permits Delaware corporations to limit the personal liability of directors for monetary damages associated with breaches of the duty of care in limited circumstances, and the Company’s Charter has always included those limitations. That protection did not extend to corporate officers under the DGCL or the Company’s Charter. Consequently, stockholder plaintiffs in recent years have persuaded courts to impose the same fiduciary duties on officers that directors have, thereby exploiting the absence of the same protections for officers in order to prolong litigation and extract larger settlements from defendant corporations. This has resulted in increased litigation and insurance costs for companies, which harms stockholders. Effective August 1, 2022, the Delaware legislature amended the DGCL to correct this inconsistent treatment between directors and officers. The DGCL now allows Delaware corporations to amend their certificates of incorporation, subject to stockholder approval, to limit the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty) in limited circumstances.

As provided in the new Delaware legislation, if the A&R Charter is adopted, the A&R Charter will permit officer exculpation only for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. The A&R Charter would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. These limitations are similar to those already in the Company’s Charter for directors.

The primary reason to adopt the A&R Charter is to strike a balance between stockholders’ interest in officer accountability and stockholders’ interest in the Company being able to reduce litigation and insurance costs associated with frivolous lawsuits and heightened insurance premiums and to attract and retain quality officers to work on its behalf.

Reasons for the Approval of the A&R Charter

The Company’s Board believes:

●	there is a need for officers to be protected from the risk of financial ruin as a result of an unintentional misstep;

●	the A&R Charter is carefully drafted, consistent with the new Delaware law, to protect officers without limiting their liability for claims by the Company or for breaches of their duty of loyalty;

●	the A&R Charter would help the Company to attract and retain the most qualified officers;

●	the A&R Charter would not materially and negatively impact stockholder rights; and

●	the A&R Charter could reduce potential litigation and insurance costs associated with frivolous lawsuits and heightened premiums.

Therefore, the Board has recommended to the Company’s stockholders the adoption of the A&R Charter.

Directors and officers must often make decisions in response to time-sensitive opportunities and challenges. The existence of aggressive plaintiffs’ attorneys and governmental enforcers can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the Company and its directors and officers, regardless of ultimate merit. Limiting concerns about personal risk for ordinary failures of care (but not loyalty) empowers both directors and officers to exercise their business judgment in furtherance of stockholder interests. Because the Company expects many or most of its peers to adopt exculpation clauses that limit the personal liability of officers in their governing documents, the Company’s ability to recruit and retain exceptional officer candidates could be adversely affected if the Company does not adopt the A&R Charter because those candidates and officers may conclude that the higher exposure to personal liabilities at the Company is not as attractive as working at a company that provides those protections. It is also possible that insurance premiums for director and officer insurance could be increased for corporations that do not adopt exculpation clauses that limit the personal liability of officers in their governing documents, which could adversely affect the Company, and thereby adversely affect our stockholders.

The Board believes that adopting the A&R Charter would potentially reduce litigation and insurance costs associated with lawsuits (many of which may be frivolous) and heightened premiums, better position the Company to attract top officer candidates and retain our current officers, and enable our officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. This A&R Charter will also better align the protections available to our directors with those already available to our officers. In view of the above considerations, our Board has unanimously determined to provide for the exculpation of officers as proposed.

Proposed Amendment and Restatement of the First Amended and Restated Certificate of Incorporation

The Board is asking the Company’s stockholders to approve the amendment and restatement of the Company’s Charter. The proposed A&R Charter is attached hereto as Appendix A, with additions marked with bold, underlined text and deletions indicated by strike-out text.

Effectiveness of the A&R Charter

If the A&R Charter is approved by the Company’s stockholders, the A&R Charter will become effective upon the filing of the A&R Charter with the Secretary of State of the State of Delaware. This filing is expected to occur shortly after the Annual Meeting. If the A&R Charter is not approved by the Company’s stockholders, the Charter will not be amended and restated, and no exculpation will be provided for the Company’s officers. The Company’s officers will nevertheless retain their existing rights under indemnification agreements and insurance policies.

Vote Required

Approval of Proposal TWO requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Votes cast FOR or AGAINST, abstentions and broker non-votes with respect to this Proposal TWO will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal. Broker non-votes will also have the effect of a vote AGAINST Proposal TWO.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote FOR the adoption and approval of the Second Amended & Restated Certificate of Incorporation of HighPeak Energy to adopt limitations on the liability of the officers similar to those that already exists for directors.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Weaver as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2022, was completed by Weaver on March 6, 2023.

The Board of Directors is submitting the appointment of Weaver for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board of Directors and the Audit Committee believe the submission provides an opportunity for stockholders, through their vote, to communicate with the Board of Directors and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the appointment of Weaver, the Audit Committee will reconsider the appointment of that firm as the Company’s independent registered public accounting firm.

The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of Weaver does not limit the authority of the Audit Committee to change independent registered public accounting firms at any time.

Audit and Other Fees

The table below presents the aggregate fees billed by Weaver, the Company’s independent registered public accounting firm, for services provided for 2022 and 2021:

	2022	2021
Audit Fees (1)	$602,550	$313,400
Audit-Related Fees (2)	52,530	7,725
Tax Fees (3)	—	4,155
All Other Fees (4)	—	—
Total Fees	$655,080	$325,280

(1)

Audit fees consist of the aggregate fees paid for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K and a review of financial statements included in our Quarterly Reports on Form 10-Q.

(2)

Audit-related fees consist of the aggregate fees paid for professional services rendered for (i) the filing of our Registration Statement on Form S-1 (File No. 333-248898) originally filed with the SEC on September 18, 2020 (the “Original Registration Statement”), and subsequently amended via Post-Effective Amendment No. 1 to the Original Registration Statement, filed with the SEC on March 17, 2021, (ii) the filing of our Registration Statement on Form S-3 (File No. 333-261706) filed with the SEC on December 17, 2021, (iii) the filing of our Registration Statement on Form S-3 (File No. 333-265895) filed with the SEC on June 29, 2022 (iv) the filing of our Current Report on Form 8-K (File No. 001-39464) filed with the SEC on June 23, 2022 and (v) the filing of our Registration Statement on Form S-3 (File No. 333-267311) filed with the SEC on September 7, 2022.

(3)	Tax fees consist of fees for professional services rendered for work related to the transition of tax compliance services to Whitley Penn, L.L.P. subsequent to our initial public offering.
(4)	No other Fees were incurred in 2022 or 2021.

The Audit Committee Charter and its pre-approval policy require that the Audit Committee review and pre-approve the plan and scope of Weaver’s audit, audit-related, tax and other services. The Chairman of the Audit Committee has the authority to grant pre-approvals, provided such approvals are within the pre-approval policy and presented to the Audit Committee at a subsequent meeting. All of the fees described above under Audit-Related Fees, Tax Fees and All Other Fees for 2022 were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.

The Company expects that representatives of Weaver will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

Vote Required

Approval of Proposal THREE requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to be voted at the Annual Meeting. Votes cast FOR or AGAINST and abstentions with respect to this Proposal THREE will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal. Because record holders have discretion to vote on this Proposal, there will be no broker non-votes.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Weaver and Tidwell, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee is a separately designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act and operates under a written charter adopted as of August 21, 2020, and which will be reviewed annually.

Management is responsible for our system of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee is responsible for monitoring (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements and (iii) the independence and performance of our independent registered public accounting firm.

The Audit Committee has reviewed and discussed with our management and the independent registered public accounting firm the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosure required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC.

Audit Committee of the Board of Directors

Larry C. Oldham, Chairman
Jay M. Chernosky, Member
Keith A. Covington, Member

STOCKHOLDER PROPOSALS

Any stockholder of the Company who desires to submit a proposal for inclusion in the Company’s 2024 Annual Meeting proxy materials must submit such proposal to the Company at its principal executive offices no later than December 19, 2023, unless the date of the 2024 Annual Meeting is more than thirty (30) days from June 1, 2024, in which case the proposal must be received at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its 2024 Annual Meeting proxy materials. Any stockholder of the Company who desires to submit a proposal for action at the 2024 Annual Meeting, including for nominations of persons for election to the Board of Directors, but does not wish to have such proposal included in the Company’s proxy materials, must submit such proposal to the Company at its principal executive offices between February 2, 2024 and March 3, 2024. In addition to satisfying the requirements in the notice procedures of our Amended and Restated Bylaws as set forth above, a stockholder who intends to solicit proxies in support of nominees submitted under the notice procedures in our Amended and Restated Bylaws and Rule 14a-19 of the Exchange Act for our 2024 Annual Meeting must provide the notice required and comply with the additional requirements of Rule 14a-19 of the Exchange Act to the Company at the Company’s principal executive offices so that it is received by March 3, 2024. We will only consider proposals and nominations that meet the requirements of the applicable rules of the SEC and our Amended and Restated Bylaws, adopted August 21, 2020, as amended.

AVAILABILITY OF CERTAIN DOCUMENTS

A copy of our 2022 Annual Report on Form 10-K for the year ended December 31, 2022 is available at www.sec.gov along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K including exhibits. Please send a written request to the Chief Financial Officer at:

HighPeak Energy, Inc.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

The charters for our Audit Committee, Compensation Committee, Nominating & Governance Committee and ESG Committee as well as our Code of Business Conduct and our Financial Code of Ethics are in the “Corporate Governance” section of our corporate website, which is www.highpeakenergy.com, and are also available in print without charge upon written request to Chief Financial Officer at the address above.

Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders upon receipt of a written or oral request to the Chief Financial Officer at the address above, or by calling (817) 850-4650.

If you hold your shares in street name and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

P R O X Y

HighPeak Energy, Inc.
421 W. 3rd Street, Suite 100
Fort Worth, Texas 76102

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS OF

HIGHPEAK ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Jack Hightower and Michael L. Hollis (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of HighPeak Energy, Inc. that the undersigned is entitled to vote (the “Shares”) at the 2023 Annual Meeting of Stockholders of HighPeak Energy, Inc. (the “Annual Meeting”) to be held at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 on June 1, 2023, at 10:00 a.m., Central Time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy materials, including the proxy statement and this proxy card, and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS “FOR” PROPOSAL NOS. 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark vote as indicated in this example ☒	HIGHPEAK ENERGY, INC. —THE HIGHPEAK BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2 AND 3.

(1) Election of Director: Jack Hightower	FOR ☐		WITHHOLD ☐
(1) Election of Director: Michael H. Gustin	FOR ☐		WITHHOLD ☐
(1) Election of Director: Larry C. Oldham	FOR ☐		WITHHOLD ☐

(2) Adoption and Approval of the Second Amended & Restated Certificate of Incorporation of HighPeak Energy, Inc. to adopt limitations on the liability of the officers of the Company similar to those that already exist for directors

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) Appointment of Weaver and Tidwell, L.L.P. to Serve as independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors: “FOR” each of Proposal Nos. 1, 2 and 3. If any other matters properly come before the Annual Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and proxy card are available at[https://www.cstproxy.com/highpeakenergy/2023.

APPENDIX A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF

HIGHPEAK ENERGY, INC.

HighPeak Energy, Inc., a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.    The Corporation’s original Certificate of Incorporation (the “Original Certificate of Incorporation”) was filed in the office of the Secretary of State of the State of Delaware on October 29, 2019;

2.    The First Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate of Incorporation”) was filed in the office of the Secretary of State of the State of Delaware on [August 21, 2020];

3.    This ~~First~~ Second Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate of Incorporation”) restates and amends the ~~Original~~ First Amended and Restated Certificate of Incorporation; ~~and~~

4.    This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Sections 103, 228, 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”);

5.    This Amended and Restated Certificate of Incorporation shall be effective on the date of filing with the Secretary of State of Delaware; and

6.    The text of the ~~Original~~ First Amended and Restated Certificate of Incorporation is hereby amended and restated to read, in full, as follows:

FIRST: The name of the Corporation is HighPeak Energy, Inc.

SECOND: The registered office of the Corporation is to be located at c/o Capitol Services, Inc., 1675 South State St., Suite B, Kent County, Dover, Delaware 19901. The name of its registered agent at that address is Capitol Services, Inc.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 610,000,000 shares, consisting of (a) 600,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and (b) 10,000,000 shares of Preferred Stock, par value of $0.0001 per share (“Preferred Stock”).

A.    Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as otherwise expressly provided in this Article, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions.

B.	Common Stock.

(a)    The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including a Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation.)

(b)    Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c)    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

FIFTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The initial term of office for the directors in Class A shall expire at the first Annual Meeting of Stockholders following the effectiveness of this Amended and Restated Certificate of Incorporation; the initial term of office for the directors in Class B shall expire at the second Annual Meeting of Stockholders following the effectiveness of this Amended and Restated Certificate of Incorporation; and the initial term of office for the directors in Class C shall expire at the third Annual Meeting of Stockholders following the effectiveness of this Amended and Restated Certificate of Incorporation. At each Annual Meeting of Stockholders following the effectiveness of this Amended and Restated Certificate of Incorporation, directors elected to succeed those directors whose terms expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. Except as the DGCL may otherwise require and subject to the then-applicable terms of the Stockholders’ Agreement, among the Corporation and certain of its stockholders, dated as of August 21, 2020, as it may be amended, restated, supplemented and otherwise modified from time to time, in the interim between Annual Meetings of Stockholders or Special Meetings of Stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office or, if earlier, their respective death, resignation or removal and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office, or those filling vacancies resulting from an increase in the size of the Board of Directors, to Class A, Class B, or Class C, with such assignment to become effective, with respect to members of the Board of Directors already in office, as of the initial effectiveness of this Amended and Restated Certificate of Incorporation, and, with respect to members filling vacancies resulting from an increase in the size of the Board of Directors, upon such appointment or election, as applicable.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.    Except as otherwise required by the DGCL or as provided in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

B.    Election of directors need not be by ballot unless the bylaws of the Corporation so provide.

C.    The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, adopt, alter, amend, change, add to or repeal the bylaws of the Corporation.

D.    Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders; provided, however, that prior to the first date on which the Sponsor Group (as defined herein) and their respective successors and Affiliates (as defined herein) cease collectively to have beneficial ownership (directly or indirectly) of more than 50% of the outstanding shares of Common Stock, any action required or permitted to be taken by the stockholders of the Corporation that is approved in advance by the Board may be effected without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The term “beneficial ownership” shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SEVENTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. An officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of an officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

~~B~~C. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

EIGHTH: A. Unless the Corporation consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law and subject to applicable jurisdictional requirements, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding as to which the DGCL confers jurisdiction upon the Court of Chancery, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders in such capacity, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Corporation’s bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

B.    If any action the subject matter of which is within the scope of Section A immediately above is filed in a court other than a court other than the Court of Chancery (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware) (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section A immediately above (an “Foreign Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Foreign Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C.    If any provision or provisions of this Article Eighth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Eighth (including, without limitation, each portion of any sentence of this Article Eighth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eighth.

NINTH: A. In recognition and anticipation that (i) certain directors, principals, and officers of HighPeak Energy Partners, LP, HighPeak Pure Acquisition, LLC, HighPeak Energy Partners II, LP, HighPeak Energy Partners III, LP, HighPeak Warrant, LLC and their Affiliates (as defined below) (the “Sponsor Group”) may serve as directors or officers of the Corporation, (ii) the Sponsor Group and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article Ninth are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve the Sponsor Group, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

B.    None of (i) any Sponsor Group member or any of its Affiliates or (ii) any Non- Employee Director or his or her Affiliates (the Persons (as defined below) identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall have any duty to refrain from directly or indirectly (x) engaging in a corporate opportunity in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates proposes to engage or (y) otherwise competing with the Corporation, and, to the fullest extent permitted by the DGCL, no Identified Person shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty, in each case, by reason of the fact that such Identified Person engages in any such activities. The Corporation hereby renounces any interest or expectancy in, or in being offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in paragraph C of this Article Ninth. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or himself and the Corporation or any of its Affiliates, such Identified Person shall have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by the DGCL, shall not (1) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (2) be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, in each case, by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself or himself, or offers or directs such corporate opportunity to another Person.

C.    The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of this Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation and the provisions of paragraph B of this Article Ninth shall not apply to any such corporate opportunity.

D.    In addition to and notwithstanding the foregoing provisions of this Article Ninth, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

E.    For purposes of this Article Ninth, (i) “Affiliate” shall mean (A) in respect of any member of the Sponsor Group, any Person that, directly or indirectly, is controlled by such member of the Sponsor Group, controls such member of the Sponsor Group or is under common control with such member of the Sponsor Group and shall include any principal, member, director, partner, shareholder, or officer, of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (B) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (C) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

F.    To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Ninth.

TENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate of Incorporation and the DGCL; and, except as set forth in Article Seventh, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article Tenth.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by an authorized officer the [1st day of June, 2023].

HIGHPEAK ENERGY, INC.

By:
Name:	Jack Hightower
Title:	Chief Executive Officer

SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

HIGHPEAK ENERGY, INC.